UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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GenVec, Inc.

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910 Clopper Road, Suite 220N Gaithersburg, MD 20878 ph: 240-632-0740 fx: 240-632-0735 www.genvec.com
October 6, 2015
Dear GenVec, Inc. Stockholder:
We are pleased to enclose your Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Stockholders of GenVec, Inc. (the “Company” or “GenVec”) to be held on November 13, 2015 at 8:30 a.m. (EST) at the Company’s office located at 910 Clopper Road, Suite 260S, Gaithersburg, Maryland 20878 (the “Annual Meeting”).
The Board of Directors hopes that you will be able to attend this stockholders’ meeting. We look forward to meeting each of you and discussing with you the significant events that have occurred during the last year as well as our current prospects.
In order to assure that a quorum is present at the meeting, we encourage you to promptly submit your vote by telephone or by mail according to the instructions on the enclosed proxy card, even though you may plan to attend in person. We also encourage you to read the enclosed Proxy Statement, which contains information relevant to the actions to be taken at the meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by submitting another later-dated proxy by telephone or mail or by delivering written notice of revocation to the Corporate Secretary of the Company. If you attend the meeting, you may elect to revoke the proxy and vote your shares in person. However, if you are a stockholder whose shares are not registered in your own name, you will need documentation from your record holder stating your ownership in order to vote personally at the Annual Meeting.
Very truly yours,
/s/ Douglas J. Swirsky Douglas J. Swirsky President and Chief Executive Officer

GENVEC, INC.
910 Clopper Road, Suite 220N
Gaithersburg, Maryland 20878
(240) 632-0740
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 13, 2015
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders of GenVec, Inc. (the “Company” or “GenVec”) will be held on Friday, November 13, 2015 at 8:30 a.m. (EST) at the Company’s office located at 910 Clopper Road, Suite 260S, Gaithersburg, Maryland 20878 (the “Annual Meeting”). The Annual Meeting is called for the following purposes:
1. To elect the three directors to the Board of Directors set forth in the attached Proxy Statement, each to serve for a term of three years or until his successor is qualified and elected;
2. To approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock by 25,000,000, from 30,000,000 to 55,000,000;
3. To approve the adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan;
4. To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and
5. To act upon any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.
Persons to whom stockholders grant proxies will have the power to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board has set October 2, 2015 as the Record Date for the Annual Meeting. This means that only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A list of stockholders as of the Record Date will be available for inspection by stockholders at the Annual Meeting and at the Company’s corporate headquarters during business hours for a period of 10 days prior to the Annual Meeting.
We direct your attention to the attached Proxy Statement.
By Order of the Board of Directors
/s/ Douglas J. Swirsky Douglas J. Swirsky President and Chief Executive Officer Gaithersburg, Maryland October 6, 2015
YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY TELEPHONE ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD OR BY SIGNING, DATING, AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ARE A STOCKHOLDER OF RECORD AND FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

GENVEC, INC.
910 Clopper Road, Suite 220N
Gaithersburg, Maryland 20878
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
We are furnishing this Proxy Statement to stockholders of GenVec, Inc., a Delaware corporation (the “Company” or “GenVec”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Company’s office located at 910 Clopper Road, Suite 260S, Gaithersburg, Maryland 20878 Friday, November 13, 2015 at 8:30 a.m. (EST) and for any adjournment or postponement of the Annual Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being released for mailing to the stockholders on or about October 9, 2015.
At the Annual Meeting, stockholders will be asked to: (i) elect three directors to the Board of Directors, each to serve for a term of three years or until his successor is qualified and elected; (ii) approve and adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock by 25,000,000, from 30,000,000 to 55,000,000; (iii) approve the adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”); (iv) ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and (v) transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Recommendation of the Board
The Board recommends that you vote FOR each of the nominees for election to the Board (Proposal 1), FOR the approval and adoption of the amendment to the Charter increasing the number of authorized shares of common stock (Proposal 2), FOR the adoption of the 2015 Plan (Proposal 3) and FOR the ratification of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015 (Proposal 4).
Your vote is important. Accordingly, whether or not you plan to attend the Annual Meeting, we urge you to promptly submit your vote by telephone according to the instructions on the proxy card or by signing, dating, and returning the accompanying proxy card. If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.
MEETING INFORMATION
Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on Friday, November 13, 2015.
Our Annual Report to Stockholders and this Proxy Statement are available at http://www.hivedms.com/GENVEC.
Date, Time, and Place
The Annual Meeting will be held on Friday, November 13, 2015, at 8:30 a.m. (EST) at the Company’s office located at 910 Clopper Road, Suite 260S, Gaithersburg, Maryland 20878.
Record Date, Voting Rights, and Quorum
Only stockholders of record of shares of the Company’s Common Stock at the close of business on October 2, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting on all matters. A list of stockholders as of the Record Date will be available for inspection by stockholders at the Annual Meeting and at the Company’s corporate headquarters during business hours for a period of 10 days prior to the Annual Meeting.

Each share of the Company’s Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. At the close of business on the Record Date, the Company had 17,264,359 shares of Common Stock outstanding and entitled to vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain from voting are considered present and count toward the quorum. Shares represented by “broker non-votes,” as described below, will be counted in determining whether there is a quorum present. If there are not sufficient votes for a quorum or to approve any proposal at the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.
Brokers and other nominees holding shares of record for customers may not vote on “non-routine” proposals, including the election of directors, the adoption of Charter amendments and the authorization of equity compensation plans, unless they receive voting instructions from their customers. “Broker non-votes” mean the votes that could have been cast on a proposal if the brokers had received instructions from their customers and as to which the brokers lack voting authority.
Pursuant to the terms of the Charter, directors are elected by a plurality, and the three nominees who receive the most votes will be elected. Because only a plurality of the votes actually cast is required to elect a director, abstentions and broker non-votes will have no effect on the outcome of the election.
Pursuant to the terms of the Charter, the approval and adoption of the amendment to the Company’s Charter to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of all outstanding capital stock. Abstentions and broker non-votes are considered shares entitled to vote on the matter and will have the same effect as votes against the proposal.
The adoption of the 2015 Plan and the ratification of the Company’s independent registered public accounting firm require the affirmative vote of a majority of shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Broker non-votes are not taken into account to determine the outcomes of the votes on these proposals, and abstentions will have the same effect as votes against the proposals.
We know of no additional matters that will be presented for consideration at the Annual Meeting. Return of a valid proxy, however, confers discretionary authority on the designated proxy holders (other than with respect to broker non-votes) to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment or postponement thereof. Proxies solicited hereby will be tabulated by the inspector of elections designated by the Board.
Voting and Revocation of Proxies
All outstanding shares of the Company’s Common Stock represented by valid and unrevoked proxies received in time for the Annual Meeting will be voted. With respect to the election of directors, a stockholder may (i) vote for the election of all of the named director nominees, (ii) withhold authority to vote for all such director nominees, or (iii) vote for the election of one or more director nominees and withhold authority to vote for one or more nominee directors.
The proposals to approve and adopt an amendment to the Company’s Charter to increase the number of authorized shares of Common Stock, to adopt the 2015 Plan and to ratify Stegman & Company as the Company’s independent registered public accounting firm allow stockholders to (i) vote “FOR” the matter, (ii) vote “AGAINST” the matter, or (iii) “ABSTAIN” from voting on the matter.
Shares will be voted on each proposal as instructed in the accompanying proxy. However, if no instructions are given on a validly signed and returned proxy (other than with respect to broker non-votes), the shares will be voted in accordance with the Company’s recommendations as follows: (i) “FOR” the election of the named director nominees; (ii) “FOR” approval and adoption of the amendment to the Company’s Charter to increase the number of authorized shares of Common Stock; (iii) “FOR” adoption of the 2015 Plan; and (iv) “FOR” ratification of Stegman & Company as the Company’s independent registered public accounting firm.

If you are a stockholder of record as of the Record Date, you can cast your vote by (i) attending the Annual Meeting and voting in person, (ii) completing, signing and returning your proxy card so that it is received before the polls close on November 13, 2015, or (iii) following the instructions on your proxy card to vote by telephone. If you choose to vote by telephone, please have your proxy card in hand when you call. The telephone voting system is available 24 hours a day in the United States until 11:59 p.m. Eastern Standard Time on Thursday, November 12, 2015. Once you enter the telephone voting system, a series of prompts will tell you how to record, confirm and change your voting instructions. You will have an opportunity to confirm your voting selections before your vote is recorded.
Any proxy may be revoked at any time prior to its exercise by (i) filing a written notice of revocation with the Corporate Secretary of the Company, (ii) delivering to the Company a duly executed proxy bearing a later date at 910 Clopper Road, Suite 220N, Gaithersburg, Maryland 20878, Attention: Corporate Secretary, (iii) voting again by telephone, or (iv) attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need documentation from your record holder stating your ownership in order to vote personally at the Annual Meeting.
Expenses and Solicitation of Proxies
The cost of soliciting proxies in the form enclosed will be borne by the Company. In addition to the solicitation of proxies by mail, we may also solicit proxies personally, by telephone or by the internet through our agents, directors, officers, and regular employees. We also will request persons, firms, and corporations holding shares of the Company’s Common Stock in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in so doing. We have engaged Morrow & Co., LLC to assist us with the solicitation of proxies, and we expect to pay $10,000 for its services plus additional disbursements incurred during the course of its work.
RESIGNATION AND APPOINTMENT OF CERTAIN DIRECTORS
Zola P. Horovitz, Ph.D. resigned from the Board of Directors effective as of October 24, 2014. Certain sections of this Proxy Statement reflect information for historical periods prior to Dr. Horovitz’s resignation and, as such, include references to his then-current title and position. On October 30, 2014, Quinterol J. Mallette, M.D. was appointed to the Board to serve a term expiring at the 2016 annual meeting of stockholders. On April 21, 2015, Michael Richman was appointed to the Board to serve a term expiring at the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS
The Bylaws provide that the number of members of the Board of Directors will be fixed and determined from time to time by resolution of the Board of Directors. Following the resignation of Zola P. Horovitz, Ph.D. effective as of October 24, 2014, and the appointments of Quinterol J. Mallette, M.D. on October 30, 2014 and Michael Richman on April 21, 2015, our Board currently consists of seven persons divided into three classes, as equal in number as reasonably possible, with the term of one class expiring each year at the annual meeting. At this Annual Meeting, the terms of Wayne T. Hockmeyer, Ph.D., Douglas J. Swirsky and Michael Richman will expire.
At the Annual Meeting, the stockholders will be asked to elect three directors. The Board has nominated, upon the recommendation of the Nominating and Corporate Governance Committee, Wayne T. Hockmeyer, Ph.D., Douglas J. Swirsky and Michael Richman, each to serve a three-year term expiring at the 2018 annual meeting of stockholders. Each director elected will hold office until his respective successor has been qualified and elected. It is intended that the accompanying proxy will be voted for the election as directors of the nominees unless the proxy contains contrary instructions or in the case of broker non-votes. We have no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, if any of the nominees should become unable or unwilling to serve as a director, the persons named as proxies will vote for the election of such person or persons as will be designated by the Board.
Director Nominees	Position with Company
Wayne T. Hockmeyer, Ph.D.	Chairman of the Board of Directors
Douglas J. Swirsky	President, Chief Executive Officer and Director
Michael Richman	Director
The following table sets forth the continuing directors, the positions with the Company currently held by each continuing director, and the year each continuing director’s current term will expire.
Continuing Directors	Position(s) with Company	Year Current Term Expires
William N. Kelley, M.D.	Director	2016
Quinterol J. Mallette, M.D.	Director	2016
Stefan D. Loren, Ph.D.	Director	2017
Marc R. Schneebaum	Director	2017
Dr. Horovitz, who resigned effective as of October 24, 2014, was serving a term that would have expired in 2016.
Vote Required for Approval
The nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors.
Recommendation
The Board recommends a vote “FOR” the election of the nominees listed above.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Nomination Process
The Nominating and Corporate Governance Committee recommends, and the Board nominates, candidates to stand for election as directors. The Nominating and Corporate Governance Committee will consider candidates suggested by the Company’s current directors and senior management. In addition, the Nominating and Corporate Governance Committee will consider stockholder nominees for election to the Board submitted in accordance with the procedures set forth in the Bylaws and applicable law. These procedures include, among other things, written notice to the Company of such nomination setting forth: (i) certain biographical information as to each individual nominated; and (ii) as to the nominating stockholder and any persons acting in concert with them, their names and business addresses, their names and addresses as they appear on the Company’s books (if applicable), and the class and number of shares of the Company’s Common Stock that they beneficially own. Such notice must also include a written consent of the nominated individual to being named as a nominee and to serve as a director if elected. Generally such written notice must be delivered to the Company’s Corporate Secretary not less than 120 days nor more than 150 days prior to the anniversary of the mailing of the previous year’s proxy statement. If the Company’s annual meeting is scheduled more than 30 days from the anniversary of the calendar date of the prior year’s annual meeting of stockholders, such written notice is required to be delivered to the Company within 10 days of the mailing of notice to the stockholders or of public disclosure regarding the date of the annual meeting.
In identifying candidates for recommendation for nomination to the Board, the Nominating and Corporate Governance Committee takes into account all factors and criteria it considers appropriate, including:
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whether the director/potential director possesses personal and professional integrity, sound judgment and forthrightness, and has sufficient time and energy to devote to the Company’s affairs;

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whether the director/potential director possesses a willingness to challenge and stimulate management and the ability to work as part of a team;

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whether the director/potential director represents the interests of the Company’s stockholders;

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whether the director/potential director assists in achieving a mix of Board members that represents a range of background and experience;

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whether the director/potential director meets the independence requirements of the listing standards of The NASDAQ Stock Market (“NASDAQ”);

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whether the director/potential director, by virtue of particular business, professional or technical expertise, experience or specialized skill relevant to the Company’s current or future business, will add specific value as a Board member;

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whether the director/potential director is free from conflicts of interest with the Company; and

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any other factors related to the ability and willingness of a new director to serve, or an existing director to continue his or her service.

The Nominating and Corporate Governance Committee does not believe it is in the Company’s interests or those of the Company’s stockholders to establish rigid minimum qualifications for candidates for membership on the Board. By preserving flexibility to consider candidates under the factors and criteria described above, the Nominating and Corporate Governance Committee believes it can best serve the Company and its stockholders. The Nominating and Corporate Governance Committee evaluates stockholder nominees using the factors and criteria set forth above, and there is no difference in the manner in which the Nominating and Corporate Governance Committee evaluates candidates for membership on the Board based on whether such candidate is recommended by a stockholder or the directors or senior management.

The Nominating and Corporate Governance Committee screens Board candidates, performs reference checks, prepares a biography for each candidate for the Nominating and Corporate Governance Committee to review, and conducts interviews. The Nominating and Corporate Governance Committee and our Chief Executive Officer will interview candidates that meet our director nominee criteria, and the Nominating and Corporate Governance Committee will recommend to the Board nominees who best suit the Board’s needs. The Nominating and Corporate Governance Committee considers diversity in evaluating candidates for director with respect to the contribution that individual diversity of professional skills and experiences makes to overall Board effectiveness.
The following table sets forth the director nominees for election at the Annual Meeting and, as of the date of this Proxy Statement, the directors of the Company currently in office, their ages, and the positions currently held by each such person with the Company.
Name	Age	Position
Directors whose terms expire at the Annual Meeting
Wayne T. Hockmeyer, Ph.D.(2)(3)	71	Chairman of the Board of Directors (nominee)
Douglas J. Swirsky	45	President, Chief Executive Officer and Director (nominee)
Michael Richman	54	Director (nominee)
Continuing Directors whose terms expire in 2016
William N. Kelley, M.D.(2)(3)	76	Director
Quinterol J. Mallette, M.D.(1)	41	Director
Continuing Directors whose terms expire in 2017
Stefan D. Loren, Ph.D.(1)(3)	51	Director
Marc R. Schneebaum(1)(2)	61	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

The biography of each of the nominees below contains information regarding the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company.
Director Nominees
Wayne T. Hockmeyer, Ph.D. has served as a director of the Company since December 2000. Dr. Hockmeyer is a member of the Nominating and Corporate Governance Committee, is the Chairman of the Compensation Committee, and was appointed Chairman of the Board in November 2013. Dr. Hockmeyer founded MedImmune, Inc. (MedImmune) in April 1988 as President and Chief Executive Officer and was elected a director of MedImmune in May 1988. Dr. Hockmeyer became Chairman of the board of directors of MedImmune in May 1993 and left his position as Chief Executive Officer in October 2000. Dr. Hockmeyer is currently retired, having resigned from his positions as Chairman of the MedImmune board of directors and as President of MedImmune Ventures, Inc. following the acquisition of MedImmune by AstraZeneca Biopharmaceuticals, Inc. in June 2007. Dr. Hockmeyer earned his bachelor’s degree from Purdue University and his Ph.D. from the University of Florida in 1972. Currently, he is the Chairman of the Board of Baxalta, Inc. and Chairman of the Board of the Indian River Medical Center. Within the past five years, Dr. Hockmeyer served on the board of directors of Idenix Pharmaceuticals, Inc. and Baxter International Inc.
Dr. Hockmeyer’s experience for the past two decades at the forefront of biotechnology development provides a valuable resource and knowledge base for our Board. Dr. Hockmeyer’s experience in founding and managing MedImmune prior to its acquisition, both as its most senior executive and as Chairman of its board of directors, enables him to counsel the Board in a unique and beneficial manner.

Douglas J. Swirsky has served as the President and Chief Executive Officer and as a director of the Company since September 2013. He joined the Company in 2006 as Chief Financial Officer, Corporate Secretary and Treasurer, and continues to serve as Corporate Secretary. Prior to joining the Company, Mr. Swirsky was a Managing Director and the Head of Life Sciences Investment Banking at Stifel Nicolaus from 2005 to 2006 and held investment banking positions at Legg Mason from 2002 until Stifel Financial’s acquisition of the Legg Mason Capital Markets business in 2005. Mr. Swirsky, a Certified Public Accountant and holder of a Chartered Financial Analyst® designation, has also previously held investment banking positions at UBS, PaineWebber, and Morgan Stanley. His experience also includes positions in public accounting and consulting. Mr. Swirsky received his undergraduate degree in Business Administration from Boston University and his M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Swirsky is a member of the Board of Directors of Fibrocell Science, Inc. Within the past five years, Mr. Swirsky has also served on the board of PolyMedix, Inc.
Mr. Swirsky’s background with, and institutional knowledge of, the Company together with his day-to-day leadership of our business gives the Board an invaluable executive with a Company-focused perspective.
Michael Richman was appointed to the Board in April 2015. Mr. Richman was initially recommended as a director candidate by Douglas J. Swirsky. Mr. Richman is currently an industry consultant. Mr. Richman served as President and Chief Executive Officer of Amplimmune, a member of the AstraZeneca Group, from 2013 until August 2015. Prior to Amplimmune’s acquisition by AstraZeneca, he was president and then president and chief executive officer of Amplimmune when it was a privately-held biologics company focused on cancer and autoimmune diseases. From 2002 through 2007, Mr. Richman was the Executive Vice President and Chief Operating Officer of MacroGenics, a clinical-stage biopharmaceutical company focused on discovering and developing innovative monoclonal antibody-based therapeutics for the treatment of cancer, autoimmune disorders and infectious diseases. Mr. Richman has more than 30 years of experience working in research, intellectual property and business development capacities in companies such as Chiron Corporation (now Novartis) and MedImmune, Inc. (prior to its acquisition by AstraZeneca), where he was Senior Vice President Corporate Development. While at MedImmune, Mr. Richman was responsible for all business development, licensing, intellectual property, legal affairs, project management and strategic planning functions, and he drove many significant transactions during his tenure there. Mr. Richman is a member of the board of directors of Opexa Therapeutics, Inc. and Pieris Pharmaceuticals, Inc., public companies, and Madison Vaccines, Inc., a private company. He also served as a director of Cougar Biotechnology until its acquisition by Johnson & Johnson in July 2009. Mr. Richman obtained his B.S. in genetics/molecular biology at the University of California at Davis and his M.S.B.A. in international business at San Francisco State University.
Mr. Richman’s extensive experience in the biotechnology and biopharmaceutical industries, including in various executive-level management roles, enable him to provide the Board with deep industry knowledge and insight into all aspects of the Company’s business and operations.
Continuing Directors
William N. Kelley, M.D. has served as a director of the Company since June 2002. Dr. Kelley is the Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Dr. Kelley and his colleagues at the University of Michigan were the first to show proof of concept data for in vivo gene therapy as it is recognized today. From 1989 to 2000, Dr. Kelley served as Executive Vice President of the University of Pennsylvania with responsibilities as Chief Executive Officer for the Medical Center, Dean of the School of Medicine, and the Robert G. Dunlop Professor of Medicine and Biochemistry and Biophysics. He is currently Professor of Medicine at the School of Medicine of the University of Pennsylvania. In the national leadership arena, Dr. Kelley has served as President of the American Society for Clinical Investigation, President of the American College of Rheumatology, Chair of the American Board of Internal Medicine, and Chair of the Residency Review Committee for Internal Medicine. Dr. Kelley serves on the board of directors of Transenterix, Inc. Within the past five years, he served on the boards of directors of Merck & Co. Inc., Beckman Coulter, Inc., and Advanced Biosurfaces, Inc.

Dr. Kelley brings a long history of involvement in experimental models of gene therapy to the Board. Dr. Kelley’s many leadership roles, both as a leader in the field of gene therapy and as a senior management figure of an internationally renowned medical center, allow him to provide strong leadership to our Board.
Quinterol J. Mallette, M.D. has served as a director of the Company since October 2014. Dr. Mallette is a member of the Audit Committee. Dr. Mallette is currently an industry consultant. From 2013 to May 2015, Dr. Mallette served as Senior Analyst at SWK Holdings, Inc., a publicly-traded healthcare-focused specialty finance firm. From 2011 to 2013, Dr. Mallette was the Founder and President of Mallette Research Associates, a provider of in-depth, real-time equity research to brokerage houses. From 2009 to 2011, Dr. Mallette was the Founder and President of the Invictus Trading Group, Inc., a proprietary trading group with expertise in healthcare. Dr. Mallette began his career in 2001 at Lehman Brothers as an Equity Research Analyst in the Biotechnology space. Dr. Mallette left Lehman to fill the role of Senior Analyst for a healthcare-dedicated fund, before starting his own fund. Dr. Mallette holds B.S. degrees in Biomedical Engineering and Psychology from Duke University. He also received an MBA from the Fuqua School of Business at Duke University and a medical degree from the Duke University School of Medicine.
Dr. Mallette has significant experience in healthcare and biotechnology-focused finance and investment institutions and an educational background in medicine and business, bringing to the Board a deep understanding of the Company’s industry and the capital markets.
Stefan D. Loren, Ph.D. has served as a director of the Company since September 2013. Dr. Loren is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Since March 2014, Dr. Loren has been the managing member of Loren Capital Strategy, LLC a start-up investment fund and strategy group. Dr. Loren was a Managing Director of Westwicke Partners, a healthcare-focused consulting firm, from 2008 through February 2014. From 2007 to 2008, Dr. Loren was an Analyst with Perceptive Advisors, a healthcare-focused investment fund, and, prior to that, served as an analyst and portfolio manager for MTB Investment Advisors from 2005 to 2007. Prior to 2005, Dr. Loren was a Managing Director in the healthcare equity research group at Legg Mason, and before joining Legg Mason, a Research Chemist at the advanced technologies division of Abbott Laboratories and a Research Fellow at the Scripps Research Institute. Dr. Loren received his B.A. from the University of California, San Diego, and his Ph.D. from University of California, Berkeley. Currently, he is a director of Marina Biotech, Inc. Within the past five years, Dr. Loren has served on the boards of directors of Orchid Cellmark Inc. and Polymedix, Inc.
Dr. Loren has over 16 years of experience in financial markets and a decade of experience in research and development in the pharmaceutical and biotechnology industries. This unique combination makes Dr. Loren an important resource to our Board.
Marc R. Schneebaum has served as a director of the Company since April 2007. Mr. Schneebaum is a member of the Compensation Committee and the Chairman of the Audit Committee. Mr. Schneebaum has served as the Chief Financial Officer and Senior Vice President of Synta Pharmaceuticals Corp. since December 2014. He served as an industry consultant from 2013 to December 2014. Mr. Schneebaum served as President, Chief Executive Officer and a director of Predictive BioSciences, Inc., a commercial stage cancer diagnostics company, from 2011 to 2013. From 1997 to 2010, Mr. Schneebaum served as President, Chief Executive Officer, and a director of Sensors for Medicine and Science, Inc., an emerging medical technology company. From 1991 to 1997, he served as Senior Vice President, Finance, Business Development and Administration, and Chief Financial Officer of Genetic Therapy, Inc., a biotechnology company (acquired by Sandoz/Novartis). From 1987 to 1991, Mr. Schneebaum was a Vice President at Alex Brown & Sons Incorporated, a leading investment banking firm (now part of Deutsche Bank), where he participated in a variety of finance and strategic assignments. Mr. Schneebaum began his career in the accounting and auditing group at KPMG LLP, advancing to Senior Manager in the management consulting group. Mr. Schneebaum, a Certified Public Accountant (inactive), received his degree in Business Administration from the University of Maryland. He has also served on the boards of the March of Dimes of Maryland and the Maryland Enterprise Investment Fund.
Mr. Schneebaum’s financial acumen, his varied leadership roles in the medical technology and biotechnology fields and his experience in investment banking, accounting, and management consulting at leading institutions bring a level of knowledge to the Board that aids greatly in its deliberations.

Information Regarding the Board of Directors and Certain Committees
Board and Committee Meetings
The Board oversees and guides the Company’s management and its business. The Board has three standing committees to assist it with its operations: a Nominating and Corporate Governance Committee; an Audit Committee; and a Compensation Committee. The Board may also establish additional committees at its discretion. During 2014, there were 10 meetings of the Board of Directors. Each director attended all of the meetings of the Board and the committees on which such director served that were held during 2014.
The Board of Directors has adopted and approved a charter for each of its standing committees. The charters, which include the functions and responsibilities of each of the committees, can be found in the Investors and Media section of the Company’s website at www.genvec.com.
Board Committees
Nominating and Corporate Governance Committee.   The members of the Nominating and Corporate Governance Committee are William N. Kelley, M.D. (Chairman), Wayne T. Hockmeyer, Ph.D., and Stefan D. Loren, Ph.D. Prior to his departure from the Board, Dr. Horovitz served on the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee is independent as defined by NASDAQ listing standards. The Nominating and Corporate Governance Committee met five times during 2014.
The primary functions and responsibilities of the Nominating and Corporate Governance Committee are to evaluate the appropriate size of the Board, determine the desired skills and attributes of directors, establish criteria for prospective directors, conduct director candidate searches, interview prospective candidates and oversee programs to introduce candidates to the Company and its management and operations, recommend to the Board of Directors persons to be nominated for election as directors at each Annual Meeting and annually recommend to the Board a “Lead Director” if the Chairman of the Board is not an independent director, annually present to the Board a report on succession planning and adopt and develop for Board consideration corporate governance guidelines and policies. As needed, but at least once every three years, the Nominating and Corporate Governance Committee receives a report from the Compliance Officer under the Company’s Code of Business Conduct and Ethics (the “Code”) as to the functioning of the Code, developments that could impact the function and operation of the Code and any recommended revisions to the Code, and reviews and assesses the Company’s corporate governance policies.
Audit Committee.   The members of the Audit Committee are Marc R. Schneebaum (Chairman), Stefan D. Loren, Ph.D., and Quinterol J. Mallette, M.D. Prior to his departure from the Board, Dr. Horovitz served on the Audit Committee, and Dr. Kelley briefly served on the Audit Committee prior to the appointment of Dr. Mallette to the Board. Each member of the Audit Committee is independent as defined by NASDAQ listing standards. The Board has determined that Marc R. Schneebaum is an Audit Committee Financial Expert, as defined in the rules and regulations of the Securities and Exchange Commission (“SEC”). The Audit Committee met four times during 2014.
The Audit Committee is responsible for appointing, determining compensation for, overseeing, and evaluating the selection of the Company’s independent registered public accounting firm and is responsible for overseeing the following: management’s preparation of the Company’s financial statements and management’s conduct of the accounting and financial reporting processes; management’s maintenance of internal controls and procedures for financial reporting; the Company’s compliance with applicable legal and regulatory requirements, including those requirements relating to financial controls and reporting; the independent auditor’s qualifications and independence; and the performance of the independent auditors, including the annual independent audit of the Company’s financial statements. Additional information regarding the Audit Committee is included in this Proxy Statement under the caption “Audit Committee Report.”
Compensation Committee.   The members of the Compensation Committee are Wayne T. Hockmeyer, Ph.D. (Chairman), William N. Kelley, M.D. and Marc R. Schneebaum. Each member of the Compensation Committee is independent as defined by NASDAQ listing standards. The Compensation Committee met seven times during 2014. The Compensation Committee is responsible for overseeing the Board’s evaluation of the President/CEO; recommending to the independent directors of the Board, meeting in executive session, the level of compensation of the President/CEO based on the evaluation of the President/CEO; ensuring that the President/CEO is not present during voting or deliberations on his or her compensation; reviewing and approving the annual compensation for all executives at the level of Vice President and above other than the President/CEO; administering the Company’s equity incentive plans, including the review of stock option grants; ensuring that a significant portion of executive compensation is variable or at-risk based on the performance of the Company; reviewing, commenting on and recommending to the Board all new executive compensation programs that the Company proposes to adopt; periodically reviewing (but no less than every third year) annual compensation for the Board of Directors consistent with the Company’s corporate governance guidelines and recommending to the Board changes in that compensation; periodically reviewing the results of the Company’s executive compensation and perquisite programs to ensure that they are properly coordinated to yield payments and benefits that are reasonably related to executive performance; periodically reviewing the Company’s compensation policies and practices to assess the risks to the Company of such policies and practices and to assess whether they are reasonably likely to have a material adverse effect on the Company; acting on behalf of the Board on compensation matters that require action between scheduled Board meetings; and reviewing and approving certain portions of the Company’s annual proxy statement.
The Compensation Committee’s charter permits it to form and delegate to a subcommittee of one or more of the committee’s members to perform the functions of the Compensation Committee. The Compensation Committee did not delegate its authority in 2014. Pursuant to its charter, the committee has the authority, in its sole discretion, to retain compensation consultants, legal counsel or other advisors to assist it in its decision-making process.
The Company provides stockholders with the opportunity to cast an advisory vote on its executive compensation every three years. At the 2014 annual meeting of stockholders, a substantial majority of the stockholder votes cast on this proposal were voted in favor of our executive compensation proposal. The Compensation Committee believes that this substantial majority of votes cast affirms stockholders’ support for our approach to executive compensation. The Compensation Committee expects to continue to consider input from stockholders and the outcome of our say-on-pay votes when making future executive compensation decisions.
Corporate Governance Matters
Director Independence
The Board of Directors has affirmatively determined that each of the following directors and incumbent director nominees is independent within the meaning of the NASDAQ director independence standards: Wayne T. Hockmeyer, Ph.D.; William N. Kelley, M.D.; Stefan D. Loren, Ph.D.; Quinterol J. Mallette, M.D.; Michael Richman; and Marc R. Schneebaum. The Board of Directors also affirmatively determined that Zola P. Horovitz, Ph.D., a former director, was independent within the meaning of the NASDAQ director independence standards until his resignation from our Board in October 2014. The Board of Directors has determined that Douglas J. Swirsky, the Company’s President and Chief Executive Officer, is not independent within the meaning of the NASDAQ director independence standards. The Board has also determined that all standing committees of the Board of Directors are composed entirely of independent directors.
Board Leadership Structure
The Board does not have a policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate. Historically, the Company has split the positions of the Chairman of the Board and Chief Executive Officer because we believe that this structure is appropriate given the differences between the two roles in our current management structure. Our Chief Executive Officer, among other duties, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board, among other responsibilities, provides guidance to the Chief Executive Officer and presides over meetings of the full Board.

The Board’s Role in Risk Oversight
Our management is responsible for managing risks in our business, including developing processes to manage and monitor risks. The Board views its role as one of oversight and of responsibility for setting a tone that risk management should be properly integrated with the Company’s strategy and culture. The Board focuses on understanding management’s risk management systems, the effectiveness of those systems, and the way in which management proactively manages risks. In addition, the Board utilizes the Nominating and Corporate Governance Committee, the Audit Committee, and the Compensation Committee to manage risks that arise under each committee’s area of focus.
The Nominating and Corporate Governance Committee regularly reports to the Board on any suggested updates to the Company’s corporate governance guidelines that the committee feels would provide greater Board oversight of systems and processes that ensure the Company’s adherence to the principles of good governance by which it operates.
The Audit Committee oversees management’s maintenance of internal controls and procedures and its compliance with applicable legal and regulatory requirements. The Audit Committee also regularly reports to the Board on its findings and has authority under its committee charter to discharge its oversight role.
The Compensation Committee reviews and reports to the Board, on a regular basis, the results of the Company’s executive compensation and perquisite programs to ensure that they are properly coordinated to yield payments and benefits that are reasonably related to executive performance. In addition, the Compensation Committee reviews the compensation structures of the Company as a whole. In particular, this review considers whether compensation practices properly take into account an appropriate risk-reward relationship or encourage unnecessary and excessive risks that threaten the value of the Company. After reviewing the Compensation Committee’s reports on the Company’s compensation policies and practices, the Board has come to the conclusion that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Communication with the Board
The Company’s stockholders may communicate with the Board of Directors or any member thereof by sending any communication, in writing, by certified mail, to:
GenVec, Inc.
Attn: Corporate Secretary
910 Clopper Road, Suite 220N
Gaithersburg, Maryland 20878
Any such communication should state the number of shares beneficially owned by the stockholder. All communications received in accordance with this policy will be forwarded by the Corporate Secretary to the Chairman of the Board and to the Chairman of the Company’s Nominating and Corporate Governance Committee. The Chairman of the Board or the Chairman of the Nominating and Corporate Governance Committee will relay all such communications to the appropriate director or directors on a periodic basis unless he determines that the communication:
•
does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

•
relates to routine or insignificant matters that do not warrant the attention of the Board;

•
is an advertisement or other commercial solicitation or communication;

•
is frivolous or offensive; or

•
is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company’s management and only in accordance with the Company’s policies and procedures, applicable law, and regulations relating to the disclosure of information.

Executive Sessions of the Board of Directors
The Company’s non-employee directors, who also constitute the Company’s independent directors, meet at each regularly scheduled Board meeting in executive session without management present. The Chairman of the Board presides over the meetings of the non-employee directors.
Policy Regarding Directors’ Attendance at Annual Meetings of Stockholders
The Company does not have a policy requiring attendance of all directors at the Annual Meeting. Mr. Swirsky and Drs. Loren and Mallette attended the Company’s annual meeting of stockholders in 2014.
Code of Business Conduct and Ethics
The Code sets forth standards of expected conduct of the Chief Executive Officer, financial executives, directors, executive officers, and all employees of the Company. The Code includes policies on employment, conflicts of interest and the treatment of confidential information and requires strict adherence to all laws and regulations applicable to the conduct of the Company’s business. A copy of the Code can be found in the Investors and Media section of the Company’s website at www.genvec.com. The Company will disclose any amendment to the Code or waivers of the Code relating to the Company’s directors, executive officers, principal financial and accounting officer, or persons performing similar functions, on its website within four business days following the date of any such amendment or waiver.

DIRECTOR COMPENSATION TABLE
The Compensation Committee, pursuant to its charter, periodically reviews the compensation of non-employee directors. The Company’s current policy for the compensation of non-employee directors, which became effective on January 1, 2015, provides that non-employee directors of the Company will receive $60,000 annually for their service on the Board of Directors.
The Company’s policy from October 1, 2013 through December 31, 2014 for the compensation of non-employee directors provided that non-employee directors of the Company receive $40,000 annually for their service on the Board of Directors.
Prior to October 1, 2013, the Company’s policy for the compensation of non-employee directors, which was approved in September 2011 and in effect through September 2013, provided that non-employee directors of the Company received $30,000 annually for their service on the Board of Directors, $2,000 for each Board meeting attended and $1,000 for each committee meeting attended. Additionally, the chairman of each of the Company’s committees received an additional annual payment of   $7,000, with the exception of the Audit Committee chairman, who received an annual payment of   $10,000. The Chairman of the Board of Directors received $35,000 annually, $4,000 for each Board meeting attended, and $1,000 per committee meeting.
Directors who are employees of GenVec do not receive fees or other compensation for their services as directors. All directors are reimbursed for travel and other expenses incurred in the performance of their duties.
In addition, pursuant to a policy adopted by the Board in 2012, each non-employee director receives: (i) upon becoming a director, an option to purchase 20,000 shares of Common Stock that is exercisable ratably over a four-year period, and (ii) after our annual meeting of stockholders each year, an annual grant of an option to purchase 15,000 shares of Common Stock, 50% of which becomes exercisable six months after the date of grant and 50% of which becomes exercisable 12 months after the date of grant. In the case of the Chairman of the Board, the annual grant is of an option to purchase 22,500 shares of Common Stock. Director options have an exercise price equal to the fair market value of our Common Stock on the date of the grant and a 10-year term.
If the 2015 Plan is approved by our stockholders at the Annual Meeting, any awards granted to directors under the 2015 Plan after the date of the Annual Meeting will be subject to the minimum vesting requirements of the 2015 Plan, which will subject the annual option grant to directors to a revised vesting schedule where such option grants will become fully exercisable 12 months after the date of grant.
The following table details the total compensation earned by the Company’s non-employee directors in 2014:
Name(1)	Fees Earned or Paid in Cash(2) ($)	Restricted Stock Awards ($)	Option Awards ($)		Total ($)
Wayne T. Hockmeyer, Ph.D.	$40,000	$—		$38,033(3)	$78,033
Zola P. Horovitz, Ph.D.(4)	$40,000	$—	$	—(3)	$40,000
William N. Kelley, M.D.	$40,000	$—		$25,356(3)	$65,356
Marc R. Schneebaum	$40,000	$—		$25,356(3)	$65,356
Stefan D. Loren, Ph.D.	$40,000	$—		$25,356(3)	$65,356
Quinterol J. Mallette, M.D.(4)	$6,878	$—		$59,163(3)	$66,041

(1)
Mr. Swirsky, the President and Chief Executive Officer of GenVec, does not receive compensation as a director of the Company. Compensation for Mr. Swirsky is disclosed in the Summary Compensation Table.

(2)
All annual retainers payable to the chairman of the Board and each director are paid in quarterly installments.

(3)
On December 5, 2014, each of the Company’s continuing non-management directors received a stock option award of 15,000 shares with an aggregate grant date fair value of   $25,356, except for Dr. Mallette, who received an initial grant of 20,000 on December 5, 2014 for becoming a member of the Board of Directors and a grant of 15,000 options on December 5, 2014. The grants to Dr. Mallette had aggregate grant date fair values of  $33,807 and $25,356, respectively. Also, Dr. Hockmeyer received a stock option award of 22,500 shares for his service as chairman of the board, which had an aggregate grant date fair value of  $38,033. All fair values have been computed in accordance with ASC Topic 718 using the assumptions set forth in Note 8 to the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(4)
Dr. Horovitz resigned from the Board of Directors on October 24, 2014 and will continue as a consultant until June 30, 2016. Dr. Mallette became a member of the Board of Directors on October 30, 2014.

As of December 31, 2014, each director had the following number of vested and unvested equity awards outstanding:
Name(1)	Total (#)	Vested (#)	Unvested (#)
Wayne T. Hockmeyer, Ph.D.	123,000	25,500	97,500
Zola P. Horovitz, Ph.D.(2)	112,500	37,500	75,000
William N. Kelley, M.D.	115,500	25,500	90,000
Marc R. Schneebaum	114,500	24,500	90,000
Stefan D. Loren, Ph.D.	50,000	20,000	30,000
Quinterol J. Mallette, M.D.(2)	35,000	—	35,000

(1)
Unvested equity awards for Drs. Hockmeyer, Horvitz and Kelley and Mr. Schneebaum include 75,000 shares of restricted stock that vested on September 3, 2015. Drs. Kelley, Loren and Mallette and Mr. Schneebaum each have 15,000 stock options that vested 50% on June 5, 2015 and will vest 50% on December 5, 2015. Dr. Loren also has 15,000 stock options of which 5,000 stock options vested on September 19, 2015 and 10,000 stock options will vest ratably over two years beginning September 19, 2016. Dr. Hockmeyer has 22,500 stock options that vested 50% on June 5, 2015 and will vest 50% on December 5, 2015. Dr. Mallette also has 20,000 stock options that will vest ratably over four years beginning on December 5, 2015.

(2)
Dr. Horovitz resigned from our Board of Directors on October 24, 2014 and will continue as a consultant until June 30, 2016. Dr. Mallette joined our Board of Directors on October 30, 2014.

Related Person Transactions
We review all relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s senior management is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related party transactions, including obtaining annual written certifications of the directors and executive officers with respect to their knowledge of related person transactions. The Company’s senior management is responsible for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. The Audit Committee reviews and approves or ratifies any related party transaction that meets the standard for disclosure under the SEC rules. The Audit Committee’s review of related party transactions, including information reported to the Audit Committee by senior management and the written certifications, encompasses transactions with related persons within the meaning of Item 404 of Regulation S-K as promulgated by the SEC. The Audit Committee reviews each potential related party transaction on its underlying merit. In accordance with the Audit Committee’s practices, in the course of its review and approval or ratification of related person transactions, the Audit Committee considers:

•
the nature of the related person’s interest in the transaction;

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the material terms of the transaction, including, without limitation, the amount and type of transaction;

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the importance of the transaction to the related person;

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whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

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any other matters the committee deems appropriate.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.
In connection with Dr. Horovitz’s resignation from the Board of Directors, the Company entered into a consulting agreement with Dr. Horovitz effective as of the date of his resignation, October 24, 2014, in order to have the benefit of his scientific knowledge and his institutional knowledge of the Company. The consulting agreement will run through June 30, 2016 and provides that, among other things, Dr. Horovitz will provide consulting services requested by the Board or the Chief Executive Officer. The Company paid a consulting fee to Dr. Horovitz of  $7,500 for the remainder of 2014, and has paid and will continue to pay $10,000 per calendar quarter thereafter until the end of the agreement. The Company does not currently anticipate that it will require Dr. Horovitz’s services for more than one full day per calendar quarter. However, if the Company requests Dr. Horovitz to provide more than one full day of service per calendar quarter, he will receive an additional payment of  $1,000 per day. The agreement contains other customary terms, including provisions on confidentiality of GenVec information and invention assignment provisions.

EXECUTIVE COMPENSATION TABLES AND INFORMATION
Summary Compensation Table
The following table summarizes the total compensation paid or earned by each of the named executive officers for the year ended December 31, 2014:
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Douglas J. Swirsky, Chief Executive Officer(1)	2014	375,000	—	232,899	140,625	6,500	755,024
	2013	316,259	53,200	152,156	—	6,500	528,115
Douglas E. Brough, Chief Scientific Officer	2014	310,650	—	155,266	75,000	6,500	547,416
	2013	310,650	33,250	103,466	—	6,500	453,866
Bryan T. Butman, Senior Vice President, Development	2014	278,060	—	124,213	62,564	6,500	471,337
	2013	278,060	19,950	91,294	—	6,500	395,804

(1)
Mr. Swirsky became Chief Executive Officer in September 2013.

(2)
Amounts represent the aggregate grant date fair value as computed in accordance with FASB ASC Topic 718 using the assumptions set forth in Note 8 to the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
Represents amounts earned under the Company’s annual performance award plan for the respective year.

(4)
Amounts shown for 2014 are discussed below under Narrative Disclosure to Summary Compensation Table.

Narrative Disclosure to Summary Compensation Table
The following section provides a description of the 2014 compensation information contained in the Summary Compensation Table above for the following individuals, whom we refer to as our named executive officers:
•
Douglas J. Swirsky, President, Chief Executive Officer, and Corporate Secretary

•
Douglas E. Brough, Chief Scientific Officer

•
Bryan T. Butman, Senior Vice President, Development

Mr. Swirsky became our Chief Executive Officer (“CEO”) in September 2013.
Base Salaries
The Compensation Committee recommends a base salary level for the CEO, subject to Board approval, and approves base salary levels for the other named executive officers based on individual performance, promotions, and industry information. In considering base salary levels, the Compensation Committee gives most weight to the CEO’s performance assessment of each named executive officer (other than himself or herself). After the appointment of Mr. Swirsky to the position of President and CEO in September 2013, Mr. Swirsky’s base salary was increased by 20.6% to $375,000 in December 2013. Based on the recommendation by the Compensation Committee, Mr. Swirsky and Drs. Brough and Butman did not receive an increase to their base salaries in 2014.
Annual Performance Award Plan
Each year, the named executive officers have the opportunity to receive annual performance awards through participation in the Company’s annual performance award plan. Participants in this plan are eligible to receive a target payment that is expressed as a percentage of the participant’s base salary and that is based on performance of the Company and each named executive officer’s overall individual performance (with the exception of the CEO). For 2014, annual performance award opportunities for Mr. Swirsky and Drs. Brough and Butman remained unchanged from the percentages used in the prior year, and were 50% and 30%, respectively.
For Mr. Swirsky, 100% of the annual performance award was based on corporate goals. For Drs. Brough and Butman, 70% was payable based on corporate goals and 30% was payable based on individual goals.
The corporate goals for 2014 were set on January 23, 2014. The goals, level of achievement and weight are described below:
Hearing Program	Receive payment for non-rejection of IND (weighted 20%)
Hearing Program	Receive payment for treatment of first patient (weighted 30%)
Hearing Program	Requalification of quality program by Novartis (weighted 5%)
Business Development	Enter new license agreements for technology or product program (weighted 25%)
Stability Program	Reestablish program (weighted 5%)
Financial Goals	2014 Cash Burn of $5.5 million or less and other corporate initiatives (weighted 15%)
In general, achievement of 100% of the corporate goals and the Compensation Committee’s positive evaluation of individual performance will result in an annual incentive award payment to the individual at the target level. The Compensation Committee retains the discretion, however, to pay the annual performance awards at levels below or above the target level as it evaluates both the achievement of corporate goals, taking into account the weightings assigned to each goal, and the individual performance of the executives.
The Compensation Committee determined that the executives had a strong performance and that the payments under the Company’s annual performance award plan should reflect the organization’s achievements.
Named Executive Officer	Target Award ($)	Corporate Goals (%)	Individual Goals (%)	Corporate Goals (%)	Individual Goals (%)	% of Target Award (%)	Dollar Amount ($)
President & CEO	187,500	100	0	75	n/a	75	140,625
Chief Scientific Officer	93,195	70	30	75	93.25	80	75,000
SVP, Development	83,418	70	30	75	75	75	62,564
Annual Stock Option Grants
The Company uses stock options for its equity incentive awards in order to be consistent with its objective of aligning the interests of stockholders with those of its executives. Stock options are awarded annually and are considered part of total compensation, along with base salary and annual performance awards. Stock options granted in 2014, consistent with awards in prior years, vest over a four-year period, with one-eighth of each option grant vesting six months after the date of grant and the remainder vesting ratably over the following 42 months. This vesting schedule was selected because of the Company’s belief that it is consistent with industry practice while still providing a relatively long retention benefit.
Stock options that are granted as part of the long-term incentive program are granted with an exercise price equivalent to the closing price of the Common Stock on NASDAQ Capital Market on the date of grant. The exercise price of stock options granted to a newly hired executive officer is set at the closing price of GenVec’s Common Stock on NASDAQ on the start date of the executive officer, which is a date on or after approval of the grant by the Compensation Committee. In 2014, Mr. Swirsky and Drs. Brough and Butman received annual stock option grants of 75,000, 50,000, and 40,000, respectively, on January 23, 2014 at an exercise price of  $3.96 per share.

Long-term Incentives — Special, One-time Restricted Share Grant
The Compensation Committee and our Board of Directors approved a special one-time award of 200,000, 125,000, and 75,000 restricted shares of our Common Stock to Mr. Swirsky, Dr. Brough, and Dr. Butman, respectively, in September 2013 at the same time that the Board of Directors adopted our new operating strategy. The Compensation Committee determined it was appropriate to make the one-time award of restricted stock because of concerns about retention and to further align the interests of our executives with those of our stockholders. The Compensation Committee was concerned that notwithstanding the positive performance of our leadership by creating a new operating strategy, there was at risk of not being able to retain the Company’s leadership who were viewed as important to achieve the Company’s new operating strategy. Furthermore, the Compensation Committee determined it appropriate to make a grant to Mr. Swirsky to reflect his appointment as CEO. The stock award is disclosed in the stock award column of the Summary Compensation Table.
All Other Compensation
In 2014, for Mr. Swirsky and Drs. Brough and Butman, the amounts shown in All Other Compensation in the Summary Compensation Table above include amounts for matching contributions under the Company’s 401(k) plan.
Employment, Severance and Change in Control Arrangements
GenVec has entered into employment agreements with Mr. Swirsky and Drs. Brough and Butman and has entered into a change in control agreement with Mr. Swirsky.
Salary Continuation Agreements.   The Company entered into a salary continuation agreement with Mr. Swirsky when he joined the Company in 2006, which was pursuant to a form of agreement that was adopted in October 2002 and amended in December 2008 to provide for technical compliance with certain Treasury regulations. The Company has also entered into salary continuation agreements with Drs. Brough and Butman with terms substantially similar to the form of agreement adopted in October 2002 as amended by the December 2008 amendment. Under the terms of the salary continuation agreements, if the named executive officer is terminated without “cause” (as defined below) and other than by reason of death or disability, the officer will be paid the officer’s regular base salary for a period of 12 months. The named executive officer will also receive a pro-rata bonus equal to the product of the bonus paid to the officer for the fiscal year preceding the termination date, divided by 12 months times the number of months of service during the year of termination. These agreements also include continued health and welfare benefits for the same period as the salary continuation, a non-compete for the same period as the salary continuation and a non-disparagement clause.
Under the terms of the salary continuation agreements, “cause” is defined to include:
•
the willful and continued failure of the named executive officer to substantially perform his duties;

•
willfully engaging in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company;

•
personal dishonesty or breach of fiduciary duty to the Company for personal benefit at the expense of the Company; or

•
willfully violating any law, rule, regulation, or order in a manner that is materially and demonstrably injurious to the Company.

Acceleration of Stock Awards.   The form of stock option award agreements for stock option awards made to each of the named executive officers provides that in the event of a change in control, all unvested equity awards will accelerate in full. Under the terms of the stock option award agreements, a “change in control” means the occurrence of any of the following events:
•
any person becomes the beneficial owner of 40% or more of the Company’s Common Stock;

•
the Company’s stockholders approve a merger, consolidation, share exchange, division or other reorganization of the Company with any other organization;

•
the Company’s stockholders approve a complete plan of liquidation, winding-up of the Company, or an agreement for the sale or disposition of all or substantially all of the Company’s assets; or

•
during any 24-month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority of the Board.

Change in Control Agreement with Mr. Swirsky.   GenVec entered into a change in control agreement with Mr. Swirsky when he joined the Company in September 2006. Mr. Swirsky’s agreement was amended in December 2008 to provide for technical compliance with certain Treasury regulations. Mr. Swirsky is entitled to certain payments upon termination without cause (as defined in the salary continuation agreements described above) following a change in control (as defined in the stock option award agreements described above).
Specifically, if Mr. Swirsky’s employment is terminated without cause other than as a result of his death or disability or if he resigns for good reason within two years following a change in control, he is entitled to a lump sum severance payment equal to his monthly salary and average monthly bonus times 18, continued health and welfare benefits for an 18-month period and a pro-rata bonus for the termination year. In addition, his agreement provides for an excise tax gross-up payment, reimbursement of certain legal costs related to the enforcement of the agreement and the accelerated vesting of all unvested options at termination.
In addition, pursuant to his change in control agreement, upon the death or disability of Mr. Swirsky during such time as he is entitled to any payments or benefits under the agreement, such payments and benefits are payable to Mr. Swirsky’s heirs or estate, respectively. To the extent Mr. Swirsky becomes entitled to benefits under the change in control agreement, the salary continuation agreement is superseded and he will not receive any benefit under that agreement.
Under the terms of the change in control agreement, “good reason” is defined as the occurrence of any of the following events without the consent of Mr. Swirsky in connection with a change of control, unless, if correctable, such circumstances are fully corrected with 30 days of the notice of termination given in respect thereof, which notice must be given within 90 days of the occurrence:
•
the assignment to Mr. Swirsky of any duties inconsistent in any material respect with his position, authority, duties or responsibilities, as they were immediately prior to the change in control;

•
the diminution in any material respect in Mr. Swirsky’s position, authority, duties or responsibilities as they were immediately prior to a change in control;

•
a reduction by the Company in Mr. Swirsky’s annual base salary;

•
a relocation of more than 35 miles from where Mr. Swirsky’s office or location was immediately prior to a change in control;

•
the failure to continue any compensation plan in which Mr. Swirsky participates, unless an equitable arrangement has been made, or the continuation of the plan under materially less favorable terms;

•
the failure by the Company to pay to Mr. Swirsky any deferred compensation when due under any deferred compensation plan or agreement applicable to the executive; or

•
a material breach by the Company of the terms and provisions of the change in control agreement.

To constitute good reason for purposes of the change in control agreement, the termination by Mr. Swirsky must occur within two years following the initial occurrence of the event constituting the good reason.
Outstanding Equity Awards at Fiscal Year End
The following table provides information with respect to outstanding stock options and restricted stock awards held by the named executive officers as of December 31, 2014. All outstanding grants issued prior to 2012 were made under the Company’s 2002 Stock Incentive Plan. Grants made in 2012 or thereafter were made under the Company’s 2011 Omnibus Incentive Plan.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)(3)
Douglas J. Swirsky	30,000	—	11.30	9/18/2016
	3,000	—	26.10	1/18/2017
	15,000	—	17.90	1/16/2018
	22,500	—	4.10	1/22/2019
	15,000	—	22.00	1/20/2020
	19,583	417	5.70	1/19/2021
	43,750	16,250	2.49	1/18/2022
	59,895	65,105	1.56	1/22/2023
	17,187	57,813	3.96	1/23/2024
	—				200,000	416,000
Douglas E. Brough	2,500	—	18.80	1/19/2015
	2,500	—	16.90	1/18/2016
	4,000	—	26.10	1/18/2017
	2,500	—	17.90	1/16/2018
	4,000	—	21.80	4/16/2018
	4,000	—	4.10	1/22/2019
	12,500	—	22.00	1/20/2020
	3,500	—	17.90	2/1/2020
	19,583	417	5.70	1/19/2021
	54,687	20,313	2.49	1/18/2022
	40,729	44,271	1.56	1/22/2023
	11,458	38,542	3.96	1/23/2024
		—			125,000	260,000
Bryan T. Butman	4,500	—	18.80	1/19/2015
	7,500	—	16.90	1/18/2016
	7,500	—	26.10	1/18/2017
	17,500	—	17.90	1/16/2018
	22,500	—	4.10	1/22/2019
	15,000	—	22.00	1/20/2020
	19,583	417	5.70	1/19/2021
	43,750	16,250	2.49	1/18/2022
	35,937	39,063	1.56	1/22/2023
	9,166	30,834	3.96	1/23/2024
					75,000	156,000

(1)
All awards have been adjusted to reflect the effect of the reverse stock split of the Company’s common stock on April 19, 2011.

(2)
The options indicated in the table above as unexercisable at December 31, 2014 result from the following option grants, which vest over a four-year period with 12.5% vesting after six months from the date of grant and the remainder vesting ratably over the next 42 months.

On January 19, 2011, Mr. Swirsky, Dr. Brough and Dr. Butman were each granted 20,000 options.
On January 18, 2012, Dr. Brough was granted 75,000 options and Mr. Swirsky and Dr. Butman were each granted 60,000 options.

On January 22, 2013, Mr. Swirsky was granted 125,000 options, Dr. Brough was granted 85,000 options and Dr. Butman was granted 75,000 options.
On September 3, 2013, Mr. Swirsky was granted 200,000 shares of restricted stock, Dr. Brough was granted 125,000 shares of restricted stock and Dr. Butman was granted 75,000 shares of restricted stock.
On January 23, 2014, Mr. Swirsky was granted 75,000 options, Dr. Brough was granted 50,000 options and Dr. Butman was granted 40,000 options.
(3)
Restricted stock has a two-year cliff vesting and 100% vested on September 3, 2015. The market value of the shares of Common Stock that have not vested is based on the closing price of our Common Stock on the NASDAQ Capital Market of  $2.08 on December 31, 2014.

PROPOSAL 2
APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
The Company’s Amended and Restated Certificate of Incorporation currently authorizes the issuance of up to 30,000,000 shares of Common Stock. On September 11, 2015, the Board unanimously adopted a resolution setting forth a proposed amendment to Article IV, Section 4.1 of the Company’s Amended and Restated Certificate of Incorporation, subject to stockholder approval, to increase the number of shares of Common Stock that are authorized for issuance by 25,000,000 shares (the “Amendment”), bringing the total number of shares of Common Stock authorized for issuance to 55,000,000. No change will be made to the other provisions of the Company’s Amended and Restated Certificate of Incorporation. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized.
As of October 2, 2015:
•
There were 30,000,000 shares of Common Stock authorized, of which 17,264,359 shares were issued and outstanding. There were 5,000,000 shares of preferred stock authorized, of which none were issued or outstanding;

•
There were a total of 2,385,730 shares reserved for issuance under our equity incentive plans, of which 2,139,867 shares were subject to outstanding awards; and

•
There were 245,863 shares of Common Stock remaining available for future issuance under our 2011 Omnibus Incentive Plan.

In addition, if the 2015 Plan is approved by the stockholders, the number of shares of Common Stock reserved for issuance under the 2015 Plan will increase by 1,500,000 shares as of the date of stockholder approval of the 2015 Plan.
If the Amendment is approved and adopted by the stockholders, Section 4.1 of Article IV of our Amended and Restated Certificate of Incorporation would be amended to read as follows:
“The total number of shares of stock of all classes that the Corporation shall have authority to issue is 60,000,000 of which 55,000,000 shares shall be designated as common stock, $.001 par value per share (the “Common Stock”) and 5,000,000 shares shall be designated as preferred stock, par value $.001 per share (the “Preferred Stock”).”
A copy of the proposed Amendment is set forth in Annex A hereto.
The additional shares of Common Stock authorized by the proposed Amendment could be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company’s business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of Common Stock do not presently have preemptive rights to subscribe for any of the Company’s securities and holders of Common Stock will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. The Company currently does not anticipate that it will seek authorization from stockholders for issuance of additional shares of Common Stock unless required by applicable laws or NASDAQ rules.
The Board believes that an increase in the number of authorized shares of Capital Stock is prudent because it will provide the Company flexibility in issuing additional capital stock determined by the Board to be advisable or necessary, without the expense and delay of soliciting stockholder approval or holding a special meeting of stockholders. The Board believes that having the additional shares authorized and available for issuance will in the future permit greater flexibility in considering actions that may be desirable or necessary to accommodate our business plan and that involve the issuance of our stock. These actions may include, among other things, capital raising, acquisitions and other strategic transactions. In addition, the Board believes it is appropriate to continue to have authorized capital stock available to issue such additional shares for general corporate purposes, including stock dividends or distributions, and equity awards or warrants.

The proposed increase in the number of authorized shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional shares of Common Stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the Common Stock. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the proposed Amendment is not being presented with the intent that it be utilized as a type of anti-takeover device.
There are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are to be authorized.
Except for shares of Common Stock reserved for issuance (i) upon exercise of outstanding stock options under the Company’s 2011 Omnibus Incentive Plan and other outstanding stock options, (ii) under the Company’s Employee Stock Purchase Plan, and (ii) under the 2015 Plan, if such plan is adopted by the stockholders, the Board has no current plans to issue additional shares of Common Stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible disadvantages of dilution of our outstanding stock and discouragement of unsolicited business combination proposals, and that it is prudent and in the best interests of our stockholders or the Company to provide the advantage of greater flexibility which will result from the proposed Amendment.
Vote Required
A quorum being present, the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote on this proposal is required to approve the Amendment. Voters may cast their vote for or against the proposal or may abstain; votes that are withheld and broker non-votes, if any, will have the effect of a vote against the proposal.
Recommendation
The Board unanimously recommends a vote “FOR” the approval and adoption of the amendment to the Amended and Restated Certificate of Incorporation increasing the number of shares of Common Stock available thereunder.

PROPOSAL 3
ADOPTION OF THE GENVEC, INC. 2015 OMNIBUS INCENTIVE PLAN
We are asking our stockholders to consider and to approve adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”), which constitutes an amendment and restatement of the GenVec, Inc. 2011 Omnibus Incentive Plan, as amended (the “2011 Plan”). Upon recommendation of the Compensation Committee, the Board adopted the 2015 Plan on September 11, 2015, subject to and effective upon approval by the stockholders at the Annual Meeting. If approved by our stockholders, the 2015 Plan would:
(i)
Amend, restate, and supersede the 2011 Plan;

(ii)
Increase the number of shares of our common stock reserved for issuance under the 2015 Plan by 1,500,000 shares;

(iii)
Extend the termination date of the 2015 Plan until the tenth anniversary of this Annual Meeting of stockholders, November 13, 2025;

(iv)
Eliminate certain restrictions on granting performance-based awards; and

(v)
Add certain minimum vesting requirements applicable to the grant of all awards under the 2015 Plan and reduce the number of awards that may be granted under the 2015 Plan without regard to such requirements.

We believe that approval of the 2015 Plan is essential to our continued success. The purpose of the 2015 Plan is to (i) provide eligible officers, directors, key employees, and other key individuals with an incentive to contribute to the success of the Company and to operate and manage our business in a manner that will provide for the Company’s long term growth and profitability and (ii) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the 2015 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, and other equity-based awards.
If our stockholders approve the 2015 Plan, the 2015 Plan will become effective on the date of the Annual Meeting, which is scheduled for November 13, 2015. Any awards granted under the 2011 Plan will be subject to the terms and conditions of the 2015 Plan, except to the extent that the terms and conditions of the 2015 Plan are inconsistent with the terms and conditions of such awards. If the stockholders fail to approve the 2015 Plan, the 2011 Plan will continue and remain as is without any changes thereto, and the Company will continue to make compensatory equity-based grants to eligible officers, directors, key employees, and other key individuals under the 2011 Plan to the extent of the shares of our common stock available for issuance under the 2011 Plan (245,863 shares as of October 2, 2015). Failure to approve the 2015 Plan would create uncertainty with regard to the Company’s ability to continue its current programs, which it considers to be very successful and in the best interest of the Company and its stockholders. In addition, the Company may have to create an alternative to this equity component in order to provide compensation programs that are considered competitive.
Vote Required for Approval
An affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting is required for approval of the adoption of the 2015 Plan.
Recommendation
The Board unanimously recommends a vote “FOR” the approval of the adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan.
Material Amendments included in the 2015 Plan
Increase in Number of Shares
The 2015 Plan will increase the number of shares currently reserved for issuance under the 2011 Plan by 1,500,000 shares. As of October 2, 2015, there were a total of 2,056,534 shares of our common stock subject to outstanding options under the 2011 Plan and the 2002 Stock Incentive Plan, which represented all of the outstanding awards thereunder. The weighted average per share exercise price of these options was

$4.33, with a weighted average remaining term of 7.1 years. As of that date there were 245,863 shares available for future grants under the 2011 Plan.
In the judgment of the Board and the Compensation Committee, grants under the 2015 Plan are valuable incentives and serve the ultimate benefit of stockholders by aligning more closely the interests of 2015 Plan participants with those of our stockholders. The Board and the Compensation Committee believe that it is necessary to increase the number of shares authorized under the 2011 Plan to enable the Company to continue appropriately incentivizing new and existing employees.
Extension of Termination Date
Unless terminated earlier pursuant to the terms of the 2015 Plan, the 2015 Plan will extend the termination date of the 2011 Plan from June 14, 2021 to the tenth anniversary of the Annual Meeting, November 13, 2025. Upon termination, the 2015 Plan will continue to govern outstanding awards.
Elimination of Certain Restrictions on Performance-Based Awards
The 2011 Plan includes provisions, such as annual per grantee limits on the aggregate number of shares of stock that may be granted pursuant to awards other than options and stock appreciation rights, per grantee limits on the cash amount that may be paid for certain performance periods, and stockholder-approved performance measures that may be used to establish performance goals as a condition to the payment of the performance-based awards. These provisions were put in place so that the Company would have the flexibility of granting awards that would qualify for the benefit of Section 162(m) of the Internal Revenue Code, as amended (the “Code”), which could provide the potential for a tax benefit to the Company in future years.
Section 162(m) of the Code limits publicly-held companies, such as the Company, to an annual deduction for U.S. federal income tax purposes of  $1 million for compensation paid to each of their covered employees. For this purpose, “covered employees” include the Company’s chief executive officer and the Company’s other three highest compensated executive officers (other than the chief financial officer). However, performance-based compensation is excluded from the $1 million limitation.
The 2015 Plan retains provisions that would permit the Company to grant options and stock appreciation rights that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m) of the Code but eliminates provisions that would permit the Company to grant other awards, such as restricted stock and restricted stock units, that qualify as performance-based compensation for purposes of satisfying the conditions of Section 162(m) of the Code.
For a variety of reasons, we do not currently think that compliance with Section 162(m) of the Code with respect to full value equity awards is important to the Company at the present time. For at least the last five years, no executives have been paid greater than $1 million of taxable compensation. Furthermore, the Company has significant net operating losses to offset taxable income in the future. Therefore, even if an executive were to receive greater than $1 million in taxable compensation, the Company’s inability to deduct that portion of the compensation in excess of  $1 million would be unlikely to have any impact on the Company’s taxable income.
Minimum Vesting Requirements and Exceptions
The 2011 Plan currently subjects grants of restricted stock and restricted stock units to certain minimum vesting requirements and includes an exception from such requirements up to 10% of the maximum number of shares of common stock reserved for issuance under the 2011 Plan. The 2015 Plan will subject all awards (other than substitute awards) granted under the 2015 Plan after the date of stockholder approval to certain minimum vesting requirements and will reduce the number of awards that may be granted under the 2015 Plan without regard to such requirements from 10% to 5%.
The grant, issuance, retention, vesting, exercise, and/or settlement of any award that is based solely on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than 12 months, and the grant, issuance, retention, vesting, exercise, and/or settlement of any award that is based solely upon continued service and/or the passage of time may not vest, be exercised, or be settled in full or in part prior to the satisfaction of a one-year minimum vesting period. Notwithstanding the foregoing, the Compensation Committee may (i) provide for the earlier vesting, exercisability, and/or settlement under any such award (a) in the event of the grantee’s death or disability, (b) in connection with a change in control, (c) as required by binding commitments or agreements entered into by the Company or any of its affiliates prior to the date of stockholder approval, or (d) with respect to an award granted 12 months or more before the date of a grantee’s termination of service, in connection with such termination of service, and (ii) grant up to 5% of the maximum number of shares of common stock reserved for issuance under the 2015 Plan without being subject to the foregoing minimum vesting requirements.
The minimum vesting requirements under the 2015 Plan will apply to awards to directors. While awards to directors under the 2011 Plan currently are eligible to vest in part prior to the one-year anniversary of the grant date, if the 2015 Plan is approved by our stockholders, any awards granted to directors under the 2015 Plan after the date of the Annual Meeting will not become eligible to vest in full or in part earlier than the one-year anniversary of the grant date.
Summary of the Material Terms of the 2015 Plan
A summary of the material terms of the 2015 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2015 Plan, a copy of which is attached as Annex B to this Proxy Statement and which is incorporated by reference into this proposal. We encourage stockholders to read and refer to the complete plan document in Annex B for a more complete description of the 2015 Plan.
Amendment Date; Amendment, Suspension, and Termination
If approved by our stockholders at the Annual Meeting, the 2015 Plan will become effective as of the date of the Annual Meeting (the “Amendment Date”), and unless terminated sooner in accordance with the terms of the 2015 Plan or extended with stockholder approval, the 2015 Plan will terminate on the tenth anniversary of the Amendment Date, November 13, 2025. Our Board may amend, suspend, or terminate the 2015 Plan at any time; provided that no amendment, suspension, or termination may impair the rights or obligations under outstanding awards, without the consent of the grantee. Our stockholders must approve any amendment to the 2015 Plan to the extent provided by the Board or required by the Code or any NASDAQ rules. Our stockholders also must approve any amendment that changes the no re-pricing, option pricing, and stock appreciation rights pricing provisions of the 2015 Plan.
Administration of the 2015 Plan
The 2015 Plan will be administered by our Compensation Committee. Each member of our Compensation Committee is both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code, and, for so long as our common stock is listed on NASDAQ, an “independent director” within the meaning of the NASDAQ listing requirements. During any period of time in which the Company does not have a Compensation Committee, the 2015 Plan will be administered by our Board or another committee appointed by the Board. In addition, to the extent permitted by the 2015 Plan and applicable law, the Compensation Committee may delegate some or all of its authority with respect to the 2015 Plan to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Compensation Committee. References below to the Compensation Committee include a reference to the Board or another committee appointed by the Board for those periods in which the Board or such other committee appointed by the Board is acting and to any officer to whom the Compensation Committee has delegated some or all of its authority with respect to the 2015 Plan.
Subject to the terms and conditions of the 2015 Plan, the Compensation Committee will have full power and authority to interpret and construe all terms of the 2015 Plan, any award, and any award agreement and to make all related determinations, including the power and authority to (i) designate grantees of awards, (ii) determine the type or types of awards to be made to a grantee, (iii) determine the number of shares of common stock or amount of cash subject to an award, (iv) establish the terms and conditions of each award, (v) prescribe the form of each award agreement, (vi) subject to limitations in the 2015 Plan (including the prohibition on repricing of options and stock appreciation rights), amend, modify, or supplement the terms of any outstanding award, and (vii) make substitute awards.

Eligibility
All of our employees and the employees of our subsidiaries and affiliates are eligible to receive awards under the 2015 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under the 2015 Plan, other than incentive stock options. As of October 2, 2015, there were three named executive officers, six non-employee directors, and ten employees of the Company and its subsidiaries who were eligible to participate in the 2015 Plan.
Common Stock Reserved for Issuance under the 2015 Plan and Certain Limitations
Share Limit
The maximum number of shares of common stock reserved for issuance under the 2015 Plan, consisting of authorized and unissued shares or issued shares that have been reacquired by the Company, will be equal to the sum of  (i) 1,500,000 shares of common stock, plus (ii) the number of shares of our common stock available for future awards under the 2011 Plan as of immediately prior to the Amendment Date, plus (iii) the number of shares of our common stock subject to awards as of immediately prior to the Amendment Date that are outstanding under either the 2011 Plan or the GenVec, Inc. 2002 Stock Incentive Plan that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of our common stock (the “Share Limit”). Any or all of the shares of common stock reserved for issuance under the 2015 Plan will be available for issuance pursuant to incentive stock options.
Share Usage
Shares of common stock that are subject to awards will be counted against the Share Limit as of the grant date as one share for every one share subject to the award. The number of shares subject to any stock appreciation rights awarded under the 2015 Plan will be counted against the Share Limit regardless of the number of shares actually issued to settle the stock appreciation rights upon exercise, and at least the target number of shares issuable under a performance-based award will be counted against the Share Limit as of the grant date but such number will be adjusted to equal the actual number of shares issued upon settlement of the performance-based award to the extent different from such target number of shares.
If any awards terminate, expire, or are canceled, forfeited, exchanged, or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock or are settled in cash in lieu of shares of common stock, the shares subject to such awards will again be available for purposes of the 2015 Plan. However, the number of shares of our common stock available for issuance under the 2015 Plan will not be increased by the number of shares of common stock (i) tendered, withheld, or subject to an award surrendered in connection with the exercise of an option, (ii) not issued upon the net settlement or net exercise of a stock-settled stock appreciation right, (iii) deducted or delivered from payment of an award payment in connection with the Company’s tax withholding obligations, or (iv) purchased by the Company with proceeds from option exercises.
Limitation on Options and Stock Appreciation Rights
The maximum number of shares of our common stock subject to options or stock appreciation rights that may be granted under the 2015 Plan to any person in a calendar year is 1,500,000 shares.
Minimum Vesting Requirements and Exceptions
For awards (other than substitute awards) granted under the 2015 Plan after the Amendment Date and subject to certain exceptions, (i) the grant, issuance, retention, vesting, exercise, and/or settlement of any award that is based solely on performance criteria and level of achievement versus such criteria will be subject to a performance period of not less than 12 months, and (ii) the grant, issuance, retention, vesting, exercise, and/or settlement of any award that is based solely upon continued service and/or the passage of time may not vest, be exercised, or be settled in full or in part prior to satisfaction of a one-year minimum vesting period. Notwithstanding the foregoing, the Compensation Committee may (i) provide for the earlier vesting, exercisability, and/or settlement under any such award (a) in the event of the grantee’s death or disability, (b) in connection with a change in control, (c) as required by binding commitments or agreements entered into by the Company or any of its affiliates prior to the Amendment Date, or (d) with respect to an award granted 12 months or more before the date of a grantee’s termination of service, in connection with such termination of service, and (ii) grant up to 5% of the Share Limit without being subject to the foregoing minimum vesting requirements.
Adjustments
The number and kinds of shares of common stock for which awards may be made under the 2015 Plan, including the limits described above, will be adjusted proportionately and accordingly by the Compensation Committee if the number of outstanding shares of common stock is increased or decreased or the shares of common stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend, or other distribution payable in capital stock, or other increase or decrease in shares of our common stock effected without receipt of consideration by the Company.
Fair Market Value Determination
For so long as our common stock remains listed on NASDAQ (or listed on any other established securities exchange or traded on any other securities market), the fair market value of a share of common stock will be the closing price for a share as quoted on such exchange or market for such date. If there is no reported closing price on such date, the fair market value of a share of common stock will be the closing price of the common stock on the last preceding date for which such quotation exists. If our common stock is not listed on an established securities exchange or traded on an established securities market, the Compensation Committee will determine the fair market value in good faith by reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Code. On October 2, 2015, the closing price of our common stock as reported on NASDAQ was $2.02 per share.
Options
The 2015 Plan authorizes the Compensation Committee to grant incentive stock options (as defined in Section 422 of the Code) and options that do not qualify as incentive stock options (“non-qualified stock options”). To the extent that the aggregate fair market value of shares of common stock determined on the grant date with respect to which incentive stock options are exercisable for the first time during any calendar year exceeds $100,000, the option will be treated as a non-qualified stock option. The exercise price of each option will be determined by the Compensation Committee, provided that the exercise price will must be equal to or greater than 100% of the fair market value of the shares of common stock on the grant date. If the Compensation Committee grants incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our common stock on the grant date.
The term of each option will be determined by the Compensation Committee and may not exceed ten years from the grant date. If the Compensation Committee grants incentive stock options to any 10% stockholder, the term may not exceed five years from the grant date. Subject to the minimum vesting requirements of the 2015 Plan, the Compensation Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability, or termination of employment during which options may be exercised, and the Compensation Committee may accelerate the vesting and exercisability of options. Options may be made exercisable in installments. Awards of options are nontransferable, except (i) for transfers by will or the laws of descent and distribution or (ii) if authorized in the applicable award agreement, for transfers of non-qualified stock options, not for value, to family members pursuant to the terms and conditions of the 2015 Plan.
Stock Appreciation Rights
The 2015 Plan authorizes the Compensation Committee to grant stock appreciation rights that provide the grantee with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock, or a combination of the foregoing. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of our common stock on the date of exercise over the stock appreciation right’s exercise price, which must be equal to or greater than 100% of the fair market value of our common stock on the grant date. Subject to the minimum vesting requirements of the 2015 Plan, stock appreciation rights will become exercisable in accordance with terms determined by our Compensation Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of each stock appreciation right will be determined by the Compensation Committee and may not exceed ten years from the grant date. Awards of stock appreciation rights are nontransferable, except (i) for transfers by will or the laws of descent and distribution or (ii) if authorized in the applicable award agreement, for transfers, not for value, to family members pursuant to the terms and conditions of the 2015 Plan.
Restricted Stock and Restricted Stock Units
The 2015 Plan authorizes the Compensation Committee to grant shares of restricted stock and restricted stock units (including deferred stock units). Subject to the minimum vesting requirements of the 2015 Plan, the Compensation Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price (if any) for the shares of common stock subject to the award. Restricted stock and restricted stock units may vest solely by the passage of time and/or pursuant to achievement of performance goals, and the restrictions and/or the restricted period may differ with respect to each award of restricted stock and restricted stock units. An award will be subject to forfeiture if events specified by the Compensation Committee occur before the lapse of the restrictions. During the period, if any, when shares of restricted stock and restricted stock units are non-transferable or forfeitable or prior to the satisfaction of any other restrictions prescribed by the Compensation Committee, a grantee is prohibited from selling, transferring, assigning, pledging, or otherwise encumbering or disposing of his or her shares of restricted stock or restricted stock units.
A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends or distributions on the shares, except to the extent limited by the Compensation Committee or the 2015 Plan. The Compensation Committee may provide that any cash dividend payments or distributions paid on restricted stock either will be reinvested in shares of common stock or will be paid in cash at the same time paid to other stockholders of the Company as of the record date for such dividend, in each case which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of restricted stock. Grantees of restricted stock units will have no voting or dividend rights or other rights associated with share ownership, although the Compensation Committee may award dividend equivalent rights on such units. The Compensation Committee may subject dividends and dividend equivalent rights paid on time-vested awards of restricted stock and restricted stock units to such forfeiture and repayment obligations if the underlying awards are forfeited before they vest. Grantees will not vest in dividends paid on performance-based awards of restricted stock or in dividend equivalent rights paid on performance-based awards of restricted stock units and will be required to forfeit and/or repay to the Company such dividends and dividend equivalent rights if the performance goals for the underlying awards are not achieved or such awards otherwise do not vest.
Dividend Equivalent Rights
The 2015 Plan authorizes the Compensation Committee to grant dividend equivalent rights, which are rights entitling the grantee to receive credits for dividends or distributions that would be paid if the grantee had held a specified number of shares of common stock underlying the right. The Compensation Committee may grant dividend equivalent rights to a grantee in connection with an award under the 2015 Plan or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an option or stock appreciation right.
Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of common stock or awards, which may thereafter accrue additional dividend equivalent rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment will be at the fair market value of the common stock on the reinvestment date. Dividend equivalent rights may be settled in cash, shares of common stock, or a combination of the foregoing, in a single installment or in multiple installments, as determined by the Compensation Committee.

A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award. A dividend equivalent right granted as a component of another award also may contain terms and conditions that are different from the terms and conditions of the other award, except that dividend equivalent rights credited as a component of another award that vests or is earned based upon the achievement of performance goals may not vest unless the performance goals for the underlying award are achieved and the underlying award vests.
Other Equity-Based Awards
Our Compensation Committee may grant other types of equity-based awards under the 2015 Plan. Other equity-based awards are payable in cash, shares of our common stock or other equity, or a combination of the foregoing, and may be restricted or unrestricted, as determined by our Compensation Committee. The terms and conditions that apply to other equity-based awards are determined by the Compensation Committee.
Form of Payments
The exercise price for any option or the purchase price (if any) for restricted stock or vested restricted stock units is generally payable (i) in cash or cash equivalents, (ii) to the extent the award agreement provides, by the surrender of shares of our common stock (or attestation of ownership of shares of common stock) with an aggregate fair market value, on the date of such surrender, of the exercise price or purchase price, (iii) to the extent permitted by applicable law and to the extent the award agreement provides, by payment through a broker in accordance with procedures set forth by the Company, or (iv) to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable law, including net exercise and service rendered to the Company or our affiliates.
Change in Control
Except as otherwise provided with respect to an award in the applicable award agreement, if the Company experiences a “change in control” (as defined in the 2015 Plan) in which awards will not be assumed or continued by the surviving entity: (i) immediately before the change in control, except for performance-based awards, all restricted stock, restricted stock units, and dividend equivalent rights will vest, and all shares of common stock and/or cash subject to such awards will be delivered, and/or (ii) at the Compensation Committee’s discretion, (a) options and stock appreciation rights will become exercisable at least 15 days before the change in control and terminate upon the consummation of the change in control, and/or (b) options, stock appreciation rights, restricted stock, restricted stock units, and dividend equivalent rights will be terminated and cashed out or redeemed for securities of equivalent value. Except as otherwise provided with respect to an award in the applicable award agreement, performance-based awards will vest (i) if less than half of the performance period has lapsed, as if target performance has been achieved or (ii) if at least half of the performance period has lapsed, based on actual performance. Other equity-based awards will be governed by the terms of the applicable award agreement.
If the Company experiences a change in control in which awards will be assumed or continued by the surviving entity and if a grantee’s service is terminated without “cause” (as defined in the 2015 Plan) within one year following the consummation of such change in control, the grantee’s award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Compensation Committee may determine.
No Repricing
Except in connection with certain corporate transactions involving the Company, the Company may not: (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights; (ii) cancel outstanding options or stock appreciation rights in exchange for or substitution of options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (iii) cancel outstanding options or stock appreciation rights with an exercise price above the current fair market value in exchange for cash or other securities, in each case, unless such action would not be deemed to be a repricing under the NASDAQ rules.
Summary of U.S. Federal Income Tax Consequences
The U.S. federal income tax consequences of awards under the 2015 Plan for participants and the Company will depend on the type of award granted. The following summary description of U.S. federal income tax consequences is intended only for the general information of stockholders. A participant in the 2015 Plan should not rely on this description and instead should consult his or her own tax advisor.
Incentive Stock Options
The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain (or loss) realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain (or loss) if the grantee holds the shares of common stock for at least two years after the grant date and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.
For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the incentive stock option is granted through a date within three months before the date of exercise of the option.
If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code (to the extent applicable), the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Non-Qualified Options
The grant of a non-qualified option will not be a taxable event for the grantee or for the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).
If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code (to the extent applicable), the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the non-qualified stock option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

In the event a grantee transfers a non-qualified stock option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such non-qualified stock option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the option will be subject to employment and income tax withholding at this time.
Stock Appreciation Rights
There are no immediate U.S. federal income tax consequences of receiving an award of stock appreciation rights. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code (to the extent applicable), the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Stock
A grantee who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the shares of restricted stock are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Stock Units
There are no immediate U.S. federal income tax consequences of receiving an award of restricted stock units (including deferred stock units). A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued, or in the case of a cash-settled award, the amount of the cash payment made, to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Dividend Equivalent Rights
Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount equal to the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Unrestricted Common Stock
Participants who receive unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Section 280G of the Code
To the extent payments which are contingent on a change in control are determined to exceed certain limitations, such payments may be subject to a 20% nondeductible excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The 2015 Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the 2015 Plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.
New Awards
The awards, if any, that will be made to eligible grantees under the 2015 Plan are subject to the discretion of the Compensation Committee, and thus we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible grantees under the 2015 Plan. Therefore, no new plan benefits table can be provided at this time.
Registration with the SEC
If the 2015 Plan is approved by our stockholders, we intend to file a Registration Statement on Form S-8 relating to the 2015 Plan with the Securities and Exchange Commission pursuant to the Securities Act as soon as is practicable after such approval.
Equity Compensation Plan Information
The following table discloses certain information about the options issued and available for issuance under all outstanding Company option plans as of December 31, 2014:
Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,678,892	$4.74	701,775
Equity compensation plans not approved by security holders	—	—	—
Total	1,678,892	$4.74	701,775

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
As previously reported in a Current Report on Form 8-K filed with the SEC on June 16, 2014 (“Current Report”), the Audit Committee of the Board of Directors dismissed KPMG LLP as the Company’s independent registered public accounting firm on June 11, 2014, effective immediately. Prior to its dismissal, KPMG LLP had served as the Company’s independent registered public accounting firm for 19 years and had no direct or indirect financial interests in the Company. During the fiscal year ended December 31, 2013, and the subsequent interim period through June 11, 2014, there were no (i) “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The audit report of KPMG LLP on the financial statements of the Company as of and for the year ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles. The Company provided KPMG LLP with a copy of the Current Report and requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether it agreed with the statements contained therein. A copy of KPMG LLP’s letter, dated June 16, 2014, was filed as Exhibit 16.1 to the Current Report.
On June 11, 2014, following the conclusion of a competitive review process undertaken at the direction of the Audit Committee, the Audit Committee appointed Stegman & Company as its independent registered public accounting firm for the fiscal year ending December 31, 2014. During the fiscal year ended December 31, 2013 and the subsequent interim period through June 11, 2014, neither the Company, nor anyone on its behalf, consulted Stegman & Company with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Stegman & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Audit Committee has appointed Stegman & Company to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. Stegman & Company has served as the Company’s independent registered public accounting firm since June 11, 2014 and has no direct or indirect financial interests in the Company. A representative of Stegman & Company will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions. Although the Company is not required to submit the ratification of the selection of its independent registered public accounting firm to a vote of stockholders, the Board of Directors believes it is good corporate governance and sound policy to do so. If the stockholders fail to ratify the appointment of Stegman & Company, the Audit Committee will reconsider whether or not to retain the firm. If the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may nevertheless select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Vote Required for Approval
An affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on such matter at the Annual Meeting is required for approval of the ratification of the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the current year.

Recommendation
The Board recommends that you vote “FOR” the ratification of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015.
AUDIT COMMITTEE REPORT
The Board has established the Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Board has adopted, and annually reviews, a written charter outlining the practices followed by the Audit Committee. The Audit Committee’s job is one of oversight as set forth in its charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and in accordance with accepted accounting principles. The Company’s management is responsible for the preparation, presentation, and integrity of the financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting practices and policies as well as internal controls and procedures designed to provide reasonable assurance that the Company is in compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and performing an independent audit of financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles.
In this context, during the fiscal year ended December 31, 2014, the Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2014 with management and with Stegman & Company, the Company’s independent registered public accounting firm during those periods. The Audit Committee has also discussed with Stegman & Company the matters required to be discussed by statement on Auditing Standards No. 16, “Communications with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received from and reviewed with Stegman & Company the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding Stegman & Company’s communications with the Audit Committee concerning its independence and has discussed with Stegman & Company its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.
By the Audit Committee of the Board of Directors of GenVec, Inc.:
Marc R. Schneebaum (Chairman)
Stefan D. Loren, Ph.D.
Quinterol J. Mallette, M.D.
THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO ANY SUCH FILING.

MATTERS CONCERNING THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by KPMG LLP and Stegman & Company, our independent registered public accounting firms during 2014. On an ongoing basis, management of the Company defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditor. On a periodic basis, the Company’s management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. In 2014, all fees paid to KPMG LLP and to Stegman & Company were pre-approved pursuant to the Audit Committee’s policy. To ensure prompt handling of unexpected matters, the Audit Committee’s charter authorizes its Chairman to act on behalf of the Audit Committee in between regularly scheduled meetings, including pre-approving services provided by the independent auditor. If the Chairman exercises this authority, he reports the action taken to the Audit Committee at its next regular meeting.
Principal Accountant Fees and Services
The following is a summary of the fees billed to GenVec by Stegman & Company and KPMG LLP for professional services rendered for the year ended December 31, 2014 and by KPMG LLP for professional services rendered for the year ended December 31, 2013:
Fee Category	2014	2013
Audit Fees	$143,326	$250,000
Audit-Related Fees	149,531	—
Tax Fees	—	—
All Other Fees	722	—
Total	$293,579	$250,000

Audit Fees
These fees consist of fees for professional services rendered for the audit of the Company’s financial statements, review of the interim financial statements included in quarterly reports, and services in connection with regulatory filings. In 2014, we paid $44,800 to KPMG LLP and $98,526 to Stegman & Company for audit fees.
Audit-Related Fees
These fees comprise assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above. In 2014, we paid $137,836 to KPMG LLP and $11,695 to Stegman & Company for audit-related fees.
Tax Fees
These fees comprise tax compliance and tax preparation assistance for state and federal filings; consultations concerning tax related matters and other tax compliance projects. The Company did not incur such fees with Stegman & Company or KPMG LLP during 2014 or 2013.
All Other Fees
All other fees consist of fees not included in any other category. These fees were incurred by Stegman & Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of October 2, 2015 (unless otherwise specified), regarding the beneficial ownership of the Company’s Common Stock by (i) each named executive officer (as defined below) of the Company, (ii) each director and director nominee of the Company, and (iii) all current directors and executive officers as a group. As of October 2, 2015, there were three persons known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.
Beneficial ownership is determined in accordance with the rules of the SEC for computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after October 2, 2015 are considered outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not considered outstanding when computing the percentage ownership of each other person. Except as indicated in the footnotes to the table below, each stockholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of beneficial ownership is based on 17,264,359 shares of Common Stock outstanding on October 2, 2015. Unless otherwise specified, the address for each director, director nominee or executive officer is care of the Company at its principal office.
Name of Beneficial Owner(1)	Total Number of Shares Beneficially Owned	% of Class Owned
Beneficial Owner of More than 5% of the Outstanding Common Stock:
EcoR1 Capital Fund, L.P. and affiliates(2)	1,986,413	11.5%
Cormorant Global Healthcare Master Fund, LP(3)	1,329,300	7.7%
Perceptive Advisors LLC(4)	1,040,344	6.0%
Directors and Named Executive Officers:
Wayne T. Hockmeyer, Ph.D.	113,250	*
William N. Kelley, Ph.D.	107,000	*
Stefan D. Loren, Ph.D.	33,500	*
Quinterol J. Mallette, M.D.(5)	7,500	*
Michael Richman(5)	—	*
Marc R. Schneebaum	107,500	*
Douglas J. Swirsky	565,083	3.2%
Douglas E. Brough, Ph.D.	363,432	2.1%
Bryan T. Butman, Ph.D.	312,843	1.8%
All directors and executive officers as a group (10 people)	1,682,715	9.2%

*
Less than 1%.

(1)
Includes shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of October 2, 2015 in the following amounts: Wayne T. Hockmeyer, 35,250 shares; William N. Kelley, 31,500 shares; Stefan D. Loren, 32,500 shares; Quinterol J. Mallette, M.D., 7,500 shares; Michael Richman, 0 shares; Marc R. Schneebaum, 32,000 shares; Douglas J. Swirsky, 327,583 shares; Douglas E. Brough, 226,749 shares; Bryan T. Butman, 231,458 shares; and directors and executive officers as a group (10 people), 977,330 shares.

(2)
Based solely on the Schedule 13G/A filed February 17, 2015 by EcoR1 Capital Fund, L.P. (“Capital Fund”), EcoR1 Capital Fund Qualified, L.P., (“Qualified Fund”), EcoR1 Capital, LLC (“EcoR1”) and Mr. Oleg Nodelman. As disclosed in the Schedule 13G/A, (i) Capital Fund directly owns 754,875, (ii) Qualified Fund directly owns 1,231,538 shares, (iii) EcoR1 may be deemed to beneficially own 1,986,413 shares as general partner of Capital Fund and Qualified Fund, and (iv) Mr. Nodelman may be deemed to beneficially own 1,986,413 shares as manager of EcoR1. EcoR1 has shared voting and dispositive power with respect to the 1,986,413 shares it may deemed to beneficially own.

EcoR1 and Mr. Nodelman each disclaim beneficial ownership of the shares directly owned by Capital Fund. The address for the above entities and person is 409 Illinois Street, San Francisco, California 94158.
(3)
Based solely on the Schedule 13G filed on March 25, 2014 by Cormorant Global Healthcare Master Fund, LP, Cormorant Global Healthcare, LLC, Cormorant Asset Management, LLC and Bihua Chen. As disclosed in the Schedule 13G, the shares are held by Cormorant Global Healthcare Master Fund, LP, for which Cormorant GP, LLC serves as the general partner and Cormorant Asset Management, LLC serves as the investment manager. Bihua Chen serves as the managing member of Cormorant Global Healthcare GP, LLC and Cormorant Asset Management, LLC. Each of the reporting persons has shared voting and investment power over all 1,329,300 shares.

Each of the reporting persons disclaims beneficial ownership of the shares reported in the Schedule 13G except to the extent of its or his pecuniary interest therein. The address for the above entities and person is 100 High Street, Suite 1105, Boston, Massachusetts 02110.
(4)
Based solely on the Schedule 13G filed on February 17, 2015 by Perceptive Advisors, LLC and Joseph Edelman. As disclosed in the Schedule 13G, the shares are held by an investment fund to which Perceptive Advisors LLC serves as the investment manager. Mr. Edelman serves as the managing member of Perceptive Advisors, LLC. Each of the reporting persons has shared voting and investment power over all 1,040,344 shares.

Each of the reporting persons expressly disclaims beneficial ownership of the shares reported in the Schedule 13G herein. The address for the above entities and person is 499 Park Avenue, 25th Floor, New York, NY 10022.
(5)
Dr. Mallette joined our Board of Directors on October 30, 2014 and Mr. Richman joined our Board of Directors on April 21, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed by such reporting persons.
Based solely on the Company’s review of copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2014, the Company believes that all Section 16(a) filing requirements applicable to the Company’s executive officers, directors, and greater than 10% beneficial owners were complied with in a timely manner.
STOCKHOLDER PROPOSALS
To be considered for inclusion in the proxy statement for the 2016 annual meeting of stockholders, proposals submitted in accordance with the SEC’s Rule 14a-8 must be received at the Company’s executive offices, which are located at 910 Clopper Road, Suite 220N, Gaithersburg, Maryland 20878, Attention: Corporate Secretary, not later than June 11, 2016.
Stockholder proposals to be voted upon at annual meetings of the stockholders, pursuant to the Company’s Bylaws, generally must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the anniversary of the mailing date of the Company’s proxy materials for the preceding annual meeting of stockholders. If the Company’s annual meeting is scheduled more than 30 days from the anniversary of the calendar date of the prior year’s annual meeting of stockholders, stockholder proposals must be delivered to the Company within 10 days of the mailing of notice to the stockholders or of public disclosure regarding the date of the annual meeting. Such proposals must comply with the requirements in the Company’s Bylaws, including setting forth with particularity (i) the names and business addresses of the stockholder submitting such proposal and all persons (as such term is defined in Section 3(a)(9) of the 1934 Act) acting in concert with such stockholder,

(ii) the names and addresses of such stockholder and the persons identified in clause (i), as they appear on the Company’s books (if they so appear), (iii) the class and number of shares of the Company beneficially owned by such stockholder and the persons identified in clause (i), (iv) a description of such proposal containing all material information relating thereto, and (v) such other information as the Board reasonably determines is necessary or appropriate to enable the Board and stockholders of the Company to consider such proposal.
OTHER MATTERS
The Board of Directors does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.
We are providing to each stockholder as of the Record Date a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 (including financial statements and schedules) concurrently with this Proxy Statement, except the exhibits to the Form 10-K. We will provide copies of these exhibits upon request by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Requests for copies of such exhibits or the amount of the fee payable should be mailed to our Corporate Secretary, GenVec, Inc., 910 Clopper Road, Suite 220N, Gaithersburg, Maryland 20878. Our Annual Report on Form 10-K is not a part of these proxy soliciting materials.
By Order of the Board of Directors
/s/ Douglas J. Swirsky
Douglas J. Swirsky President and Chief Executive Officer

Annex A
CERTIFICATE OF AMENDMENT OF THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GENVEC, INC.

Under Section 242 of the General Corporation
Law of the State of Delaware
GENVEC, INC., a corporation duly organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify:
1.The name of the Corporation is GENVEC, INC.
2.The amendment set forth below to the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate”) was duly adopted in accordance with Section 242 of the Delaware General Corporation Law, and was approved by the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon at the annual meeting of stockholders of the Corporation held on November 13, 2015.
3.Article IV of the Certificate is amended by deleting Section 4.1 in its entirety and replacing it with the following:
“Section 4.1 Total Number of Shares of Capital Stock.    The total number of shares of stock of all classes that the Corporation shall have authority to issue is 60,000,000 of which 55,000,000 shares shall be designated as common stock, $.001 par value per share (the “Common Stock”) and 5,000,000 shares shall be designated as preferred stock, par value $.001 per share (the “Preferred Stock”).”
4.This Certificate of Amendment of the Amended and Restated Certificate of Incorporation shall be effective upon its filing with the Secretary of State of the State of Delaware.
A-1

Annex B

GenVec, Inc.

2015 OMNIBUS INCENTIVE PLAN

i

ii

iii

GENVEC, INC.
2015 OMNIBUS INCENTIVE PLAN
1.
PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its shareholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel. To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Unrestricted Stock, Dividend Equivalent Rights, and Other Equity-Based Awards. Any of these Awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Options granted under the Plan may be Non-qualified Stock Options or Incentive Stock Options, as provided herein.
The Plan is an amendment and restatement of the Prior Plan. Awards granted under the Prior Plan prior to the Amendment Date will be subject to the terms of the Plan, except to the extent that the terms of the Plan are inconsistent with the terms of such Awards.
2.
DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:
2.1“Affiliate” means any Person that controls, is controlled by, or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.
2.2“Amendment Date” means November 13, 2015, subject to approval of the Plan by the Company’s shareholders on such date, the Plan having been approved by the Board on September 11, 2015.
2.3“Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company and its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
2.4“Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, or an Other Equity-Based Award.
2.5“Award Agreement” means the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.
2.6“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 and Rule 13d-5 under the Exchange Act.
2.7“Benefit Arrangement” means any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.
2.8“Board” means the Board of Directors of the Company.

2.9“Capital Stock” means with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Amendment Date or issued thereafter, including all shares of Stock.
2.10“Cause” shall have the meaning set forth in an applicable agreement between a Grantee and the Company or an Affiliate, and in the absence of any such agreement, means, with respect to any Grantee and as determined by the Committee, (a) willful and continued failure of the Grantee to substantially perform his or her duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness); (b) the willful engaging by the Grantee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company or any of its Affiliates; (c) personal dishonesty or breach of fiduciary duty to the Company or any of its Affiliates that in either case results or was intended to result in personal profit to the Grantee at the expense of the Company or any of its Affiliates; or (d) willful violation of any law, rule or regulation (other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, court order, judgment or supervisory agreement, which violation is materially and demonstrably injurious to the Company or any of its Affiliates. For purposes of the preceding clauses, no act or failure to act, on the part of the Grantee, shall be considered “willful” unless it is done, or omitted to be done, by the Grantee in bad faith and without reasonable belief that the Grantee’s action or omission was in the best interests of the Company or any of its Affiliates. Any act, or failure to act, based upon prior approval given by the Board or upon the instructions or with the approval of the Grantee’s superior or based upon the advice of counsel for the Company or any of its Affiliates, shall be conclusively presumed to be done, or omitted to be done, by the Grantee in good faith and in the best interests of the Company or any of its Affiliates. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
2.11“Change in Control” means (a) any Person or Persons acting together, excluding employee benefit plans of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities; (b) the Company’s shareholders approve (or, in the event no approval of the Company’s shareholders is required, the Company consummates) a Fundamental Transaction with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of  (i) the Company’s outstanding securities, (ii) the surviving entity’s outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division; (c) the shareholders of the Company approve a plan of complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company’s assets (other than a transfer to a Subsidiary); or (d) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.
The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.
2.12“Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.
2.13“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.14“Company” means GenVec, Inc., a Delaware corporation, and any successor thereto.

2.15“Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of  “at least 50 percent” shall be used instead of an interest of  “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i), and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of  “at least 20 percent” shall be used instead of an interest of  “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.16“Deferred Stock Unit” means a Restricted Stock Unit, the terms of which provide for delivery of the underlying shares of Stock, cash, or a combination thereof subsequent to the date of vesting, at a time or times consistent with the requirements of Code Section 409A.
2.17“Determination Date” means the Grant Date or such other date as of which a determination is required to be established for purposes of the Plan.
2.18“Disability” means the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
2.19“Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).
2.20“Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, entitling the Grantee to receive, or to receive credits for the future payment of, cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) as if such shares of Stock had been issued to and held by the Grantee of such Dividend Equivalent Right as of the record date.
2.21“Employee” means, as of any Determination Date, an employee (including an officer) of the Company or an Affiliate.
2.22“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.23“Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Determination Date as follows:
(a) If on such Determination Date the shares of Stock are listed on a Stock Exchange or are publicly traded on another established Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.
(b) If on such Determination Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
Notwithstanding this Section 2.23 or Section 17.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 17.3, the Fair Market Value will be determined by the Committee in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Committee shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement (including broker-assisted cashless exercises of Options and

Stock Appreciation Rights and sell-to-cover transactions) in any manner consistent with applicable provisions of the Code, including using the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.
2.24“Family Member” means, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.
2.25“Fundamental Transaction” means a merger, consolidation, share exchange, division, or other reorganization or transaction of the Company.
2.26“Grant Date” means, as determined by the Committee, the latest to occur of  (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.
2.27“Grantee” means a Person who receives or holds an Award under the Plan.
2.28“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
2.29“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.30“Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.31“Officer” shall have the meaning set forth in Rule 16a-1(f) under the Exchange Act.
2.32“Option” means an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Section 8.
2.33“Option Price” means the exercise price for each share of Stock subject to an Option.
2.34“Other Agreement” means any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.
2.35“Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Deferred Stock Unit, Unrestricted Stock, or a Dividend Equivalent Right.
2.36“Outside Director” shall have the meaning set forth in Code Section 162(m)(4)(C)(i).
2.37“Parachute Payment” shall have the meaning set forth in Code Section 280G(b)(2).
2.38“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.11, Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.
2.39“Plan” means this GenVec, Inc. 2015 Omnibus Incentive Plan, as amended from time to time.

2.40“Prior Plan” means the GenVec, Inc. 2011 Omnibus Incentive Plan, as amended as of immediately prior to the Amendment Date.
2.41“Restricted Period” a period of time established by the Committee during which an Award of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is subject to restrictions.
2.42“Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.
2.43“Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.
2.44“SAR Price” means the exercise price for each share of Stock subject to a SAR.
2.45“Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.
2.46“Securities Market” means an established national or regional securities market.
2.47“Service” means service of a Grantee as a Service Provider to the Company or any Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties with the Company or any of its Affiliates shall not result in interrupted or terminated Service, so long as the Grantee continues to be a Service Provider to the Company or any of its Affiliates. If the Service Provider’s employment or other Service relationship is with an Affiliate and that entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when the entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any of its remaining Affiliates. Any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive.
2.48“Service Provider” means, as of any Determination Date, (a) an Employee or director of the Company or any of its Affiliates, or (b) a consultant or adviser to the Company or any of its Affiliates (i) who is a natural Person, (ii) who provides bona fide services to the Company or any of its Affiliates, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Stock.
2.49“Service Recipient Stock” shall have the meaning set forth in Code Section 409A.
2.50“Share Limit” shall have the meaning set forth in Section 4.1.
2.51“Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.
2.52“Stock” means the common stock, par value $0.001 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 16.
2.53“Stock Appreciation Right” or “SAR” means a right awarded to a Grantee pursuant to Section 9.
2.54“Stock Exchange” means the NASDAQ Stock Exchange LLC or another established national or regional stock exchange.
2.55“Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers, or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock.

2.56“Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of the Company, any of its Affiliates, or a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.57“Ten Percent Shareholder” means a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.58“Unrestricted Stock” means Stock that is free of any restrictions that is awarded to a Grantee pursuant to Section 11.1.
3.
ADMINISTRATION OF THE PLAN

3.1.Committee.
3.1.1.
Powers and Authorities.

The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.
In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2.
Composition of the Committee.

The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director, (b) an Outside Director, and (c) for so long as the Stock is listed on a Stock Exchange or publicly traded on a Securities Market, an “independent director” in accordance with the rules of such Stock Exchange or Securities Market; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation Committee of the Board or a subcommittee thereof if the Compensation Committee of the Board or such subcommittee satisfies the foregoing requirements.
3.1.3.
Other Committees.

The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Non-Employee Directors or Outside Directors, which (a) may administer the Plan with respect to Grantees who are not Officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m), and the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.1.4.
Delegation by the Committee.

To the extent permitted by Applicable Laws, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) Officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2.Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.
3.3.Terms of Awards.
3.3.1.
Committee Authority.

Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a) designate Grantees;
(b) determine the type or types of Awards to be made to a Grantee;
(c) determine the number of shares of Stock to be subject to an Award or to which an Award relates;
(d) establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Change in Control (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);
(e) prescribe the form of each Award Agreement evidencing an Award;
(f) subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair the Grantee’s rights under such Award; and
(g) make Substitute Awards.

3.3.2.Forfeiture; Recoupment.
The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or any of its Affiliates, (d) confidentiality obligation with respect to the Company or any of its Affiliates, (e) material Company or Affiliate policy or procedure, (f) other material agreement, or (g) other material obligation of such Grantee to the Company or any of its Affiliates, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (x) to the extent set forth in this Plan or an Award Agreement or (y) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.
If the Company is required to prepare an accounting restatement due to the material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws, and any Award Agreement so provides, any Grantee of an Award under such Award Agreement who knowingly engaged in such misconduct, was grossly negligent in engaging in such misconduct, knowingly failed to prevent such misconduct, or was grossly negligent in failing to prevent such misconduct, shall reimburse the Company the amount of any payment in settlement of such Award earned or accrued during the period of twelve (12) months following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained information affected by such material noncompliance.
Notwithstanding any other provision of the Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award (or an amount equal to the Fair Market Value of such Stock on the date of delivery thereof to the Grantee if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award, the amount of the Award earned or the vesting in the Award was expressly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other performance goals) that are later determined, as a result of the accounting restatement, not to have been achieved.
3.4.No Repricing.
Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Price, as applicable, of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Price, as applicable, that is less than the Option Price or SAR Price, as applicable, of the original Options or SARs; or (c) cancel outstanding Options or SARs with an Option Price or SAR Price, as applicable, above the current Fair Market Value in exchange for cash or other securities, in each case, unless such action would not be deemed to be a repricing under the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
3.5.Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into Deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A.
3.6.No Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, any of its Affiliates, the Board, the Committee, nor any Person acting on behalf of the Company, any of its Affiliates, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided that this Section 3.6 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or any of its Affiliates.
3.7.Registration; Share Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.
4.
STOCK SUBJECT TO THE PLAN

4.1.Number of Shares of Stock Available for Awards.
Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2 and subject to adjustment pursuant to Section 16, the maximum number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of  (i) one million five hundred thousand (1,500,000) shares of Stock, (ii) the number of shares of Stock available for future awards under the Prior Plan as of immediately prior to the Amendment Date, and (iii) the number of shares of Stock subject to awards outstanding under the Prior Plan as of immediately prior to the Amendment Date, and under the GenVec, Inc. 2002 Stock Incentive Plan as of immediately prior to the Amendment Date, that thereafter terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (the “Share Limit”). Such shares of Stock may be authorized and unissued shares, treasury shares, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan, shall be available for issuance pursuant to Incentive Stock Options.
4.2.Adjustments in Authorized Shares of Stock.
In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to substitute Awards under the Plan for such awards. The Share Limit shall be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.
4.3.Share Usage.
(a) Shares of Stock subject to an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b) Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to the Plan, will be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to an Award. The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs. A number of shares of Stock at least equal to the target number of shares issuable under a performance-based Award shall be counted against the Share Limit as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the performance-based Award to the extent different from such target number of shares.
(c) If any shares of Stock covered by an Award granted under the Plan or an award granted under the Prior Plan are not purchased or are forfeited or expire or if an Award granted under the Plan or an award granted under the Prior Plan otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan; provided that any shares subject to an Award granted under the Prior Plan shall be available for making Awards under the Plan in the same amount as such shares were counted against the share limit(s) set forth in the Prior Plan.
(d) The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 17.3, or (iv) purchased by the Company with proceeds from Option exercises.
5.
TERM; AMENDMENT AND TERMINATION

5.1.Term.
The Plan, as an amendment and restatement of the Prior Plan, shall become effective as of the Amendment Date. Following the Amendment Date, no awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle awards which are made under the Prior Plan prior to the Amendment Date may be issued and delivered following the Amendment Date to settle such awards. The Plan shall terminate on the first to occur of  (a) the tenth (10th) anniversary of the Amendment Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 16; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2.Amendment, Suspension, and Termination.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s shareholders to the extent provided by the Board or required by the Code or the rules of any Stock Exchange or Securities Market on which the Stock is then listed or publicly traded; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option pricing provisions of Section 8.1, or the SAR pricing provisions of Section 9.1 without the approval of the Company’s shareholders.

6.
AWARD ELIGIBILITY AND LIMITATIONS

6.1.Eligible Grantees.
Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.
6.2.Limitation on Shares of Stock Subject to Options and SARs.
During any time when the Company has a class of equity securities registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Section 16, the maximum number of shares of Stock that may be granted under the Plan pursuant to Options or SARs in a calendar year to any Person eligible for an Award is one million five hundred thousand (1,500,000) shares.
6.3.Minimum Vesting Requirements.
(a) For Awards (other than Substitute Awards) made on or after the Amendment Date, except as next described or as provided in Section 6.3(b), (i) the grant, issuance, retention, vesting, exercise, and/or settlement of any Award that is based solely upon performance criteria and level of achievement versus such criteria shall be subject to a performance period of not less than twelve (12) months, and (ii) the grant, issuance, retention, vesting, exercise, and/or settlement of any Award that is based solely upon continued Service and/or the passage of time may not vest, be exercised, or be settled in full or in part prior to the satisfaction of a one (1) year minimum vesting period. Notwithstanding the preceding, (i) the Committee may provide for the earlier vesting, exercisability, and/or settlement under any such Award (A) in the event of the Grantee’s death or Disability, (B) in connection with a Change in Control, (C) as required by binding commitments or agreements entered into by the Company or any of its Affiliates prior to the Amendment Date, or (D) with respect to an Award granted twelve (12) months or more before the date of a Grantee’s termination of Service, in connection with such termination of Service, and (ii) the Committee may provide that any such restriction or limitation will not apply in the case of an Award that is issued in payment or settlement of compensation that has been earned by the Grantee.
(b) Notwithstanding the limitations in Section 6.3(a), (i) up to five percent (5%) of the Share Limit may be granted pursuant to the Plan without being subject to the limitations in Section 6.3 (a), and (ii) any dividends or Dividend Equivalent Rights, or other distributions, issued in connection with any Award granted at any time under the Plan shall not be subject to or counted for either such limitations or such five percent (5%) share issuance limit. The foregoing five percent (5%) share issuance limit shall be subject to adjustment consistent with the adjustment provisions of Section 16 and the share usage rules of Section 4.3.
6.4.Stand-Alone, Additional, Tandem, and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, any of its Affiliates, or any business entity that has been a party to a transaction with the Company or any of its Affiliates, or (c) any other right of a Grantee to receive payment from the Company or any of its Affiliates. Such additional, tandem, exchange, and Substitute Awards may be granted at any time. If an Award is granted in exchange or substitution for another Award, or for an award granted under another plan of the Company, any of its Affiliates, or any business entity that has been a party to a transaction with the Company or any of its Affiliates, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or any of its Affiliates. Notwithstanding Section 8.1 and Section 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Price of an SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that the Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.
AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options. Unless the context clearly indicates otherwise, in the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.
8.
TERMS AND CONDITIONS OF OPTIONS

8.1.Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that in the event that a Grantee is a Ten Percent Shareholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.
8.2.Vesting and Exercisability.
Subject to Sections 6.3, 8.3, and 16.3, each Option granted under the Plan shall become vested and exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
8.3.Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Shareholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option.
8.4.Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5.Limitations on Exercise of Option.
Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 which results in the termination of such Option.
8.6.Method of Exercise.
Subject to the terms of Section 12 and Section 17.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.
8.7.Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.
8.8.Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.
8.9.Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10.Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a Non-qualified Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11.Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.
8.12.Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately and in no event later than ten (10) days thereafter.

9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.Right to Payment and SAR Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of  (a) the Fair Market Value of one (1) share of Stock on the date of exercise over (b) the SAR Price. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.
9.2.Other Terms.
Subject to Section 6.3, the Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3.Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4.Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a shareholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s shareholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Section 16, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.
9.5.Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6.Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by

Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.
10.
TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND DEFERRED STOCK UNITS

10.1.Grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units.
Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.
10.2.Restrictions.
Subject to Section 6.3, at the time a grant of Restricted Stock, Restricted Stock Units, or Deferred Stock Units is made, the Committee may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units. Awards of Restricted Stock, Restricted Stock Units, and Deferred Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.
10.3.Registration; Restricted Share Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such certificates for such Grantee’s benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each certificate, or (b) such certificates shall be delivered to such Grantee; provided that such certificates shall bear legends that comply with Applicable Laws and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.
10.4.Rights of Holders of Restricted Stock.
Unless the Committee provides otherwise in an Award Agreement and subject to the restrictions set forth in the Plan, any applicable Company program, and the applicable Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividend payments or distributions declared or paid with respect to such shares of Restricted Stock. The Committee may provide in an Award Agreement evidencing an Award of Restricted Stock that (a) any cash dividend payments or distributions paid on Restricted Stock shall be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Dividend payments or distributions declared or paid on shares of Restricted Stock which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such shares of Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such shares of Restricted Stock shall promptly forfeit and, to the extent already paid or distributed, repay to the Company such dividend payments or distributions. All stock dividend payments or distributions, if any, received by a Grantee with respect to shares of Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the same vesting conditions and restrictions as applicable to such underlying shares of Restricted Stock.
10.5.Rights of Holders of Restricted Stock Units and Deferred Stock Units.
10.5.1.
Voting and Dividend Rights.

Holders of Restricted Stock Units and Deferred Stock Units shall have no rights as shareholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units and Deferred Stock Units, or to receive notice of any meeting of the Company’s shareholders). The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock Units or Deferred Stock Units that the holder of such Restricted Stock Units or Deferred Stock Units shall be entitled to receive Dividend Equivalent Rights.
10.5.2.
Creditor’s Rights.

A holder of Restricted Stock Units or Deferred Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Restricted Stock Units and Deferred Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6.Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of such Grantee’s Service, any Restricted Stock, Restricted Stock Units, or Deferred Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock, Restricted Stock Units, or Deferred Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to such Restricted Stock, Restricted Stock Units, or Deferred Stock Units.
10.7.
Purchase of Restricted Stock and Shares of Stock Subject to Restricted Stock Units and
Deferred Stock Units.

The Grantee of an Award of Restricted Stock, vested Restricted Stock Units, or vested Deferred Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Restricted Stock Units or Deferred Stock Units from the Company at a purchase price equal to the greater of  (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Restricted Stock Units or Deferred Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered by the Grantee to the Company or any of its Affiliates.
10.8.Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock, Restricted Stock Units, or Deferred Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit or Deferred Stock Unit once the shares of Stock represented by such Restricted Stock Unit or Deferred Stock Unit have been delivered in accordance with this Section 10.8.

11.
TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1.Unrestricted Stock Awards.
Subject to Section 6.3, the Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Unrestricted Stock under the Plan. Awards of Unrestricted Stock may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of Service rendered or, if so provided in the related Award Agreement or a separate agreement, to be rendered by the Grantee to the Company or any of its Affiliates or other valid consideration, in lieu of or in addition to any cash compensation due to such Grantee.
11.2.Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value, and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards on the Grant Date or thereafter. Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service, upon the termination of a Grantee’s Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.
12.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units shall be made in cash or in cash equivalents acceptable to the Company.
12.2.Surrender of Shares of Stock.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
12.3.Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and/or any withholding taxes described in Section 17.3.
12.4.Other Forms of Payment.
To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price for Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to Restricted Stock, vested Restricted Stock Units, and/or vested Deferred Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or any of its Affiliates and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or any withholding taxes described in Section 17.3.
13.
TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1.Dividend Equivalent Rights.
A Dividend Equivalent Right may be granted hereunder, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock or Awards, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash, shares of Stock, or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may (a) provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions which are different from the terms and conditions of such other Award, provided that Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and, to the extent already paid or distributed, repay to the Company payments or distributions made in connection with such Dividend Equivalent Rights.
13.2.Termination of Service.
Unless the Committee provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee’s termination of Service for any reason.
14.
PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan, any Other Agreement, and any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:
(a) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and
(b) if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.
Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock, Restricted Stock Units, or Deferred Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
15.
REQUIREMENTS OF LAW

15.1.General.
The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or any of its Affiliates, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued, or sold to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination by the Committee in connection with the foregoing shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
15.2.Rule 16b-3.
During any time when the Company has any class of equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board or the Committee may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.
16.
EFFECT OF CHANGES IN CAPITALIZATION

16.1.Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Amendment Date, the number and kinds of shares of Capital Stock for which grants of Options and other Awards may be made under the Plan, including the Share Limit, the individual share limitations set forth in Section 6.2, and the five percent (5%) share issuance limit set forth in Section 6.3(b), shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.
16.2.
Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 16.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or otherwise in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of such reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 16.2, performance-based Awards shall be adjusted (including any adjustment to the performance measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the Capital Stock that a holder of the number of shares of Stock subject to the performance-Based Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.
16.3.Change in Control in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:
(a) Immediately prior to the occurrence of such Change in Control, in each case with the exception of performance-based Awards, all outstanding shares of Restricted Stock and all Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights shall be deemed to have vested, and all shares of Stock and/or cash subject to such Awards shall be delivered; and either or both of the following two (2) actions shall be taken:
(i) At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen

(15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its shareholders.
(ii) The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.
(b) For performance-based Awards, if less than half of the performance period has lapsed, such performance-based Awards shall be treated as though target performance has been achieved. If at least half of the performance period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the performance-based Awards shall be treated as though target performance has been achieved. After application of this Section 16.3(b), if any Awards arise from application of this Section 16, such Awards shall be settled under the applicable provision of Section 16.3.
(c) Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.
16.4.Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or otherwise in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
(a) The Plan and the Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Dividend Equivalent Rights, and Other Equity-Based Awards of new stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, dividend equivalent rights, and other equity-based awards relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.
(b) In the event a Grantee’s Award is assumed, continued, or substituted upon the consummation of any Change in Control and his or her Service is terminated without Cause within one year following the consummation of such Change in Control, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

16.5.Adjustments
Adjustments under this Section 16 related to shares of Stock or other Capital Stock of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 16.1, 16.2, 16.3, and 16.4. This Section 16 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.
16.6.No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.
17.
general provisions

17.1.Disclaimer of Rights.
No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or any of its Affiliates, (b) to interfere in any way with any contractual or other right or authority of the Company or any of its Affiliates either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or any of its Affiliates. In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
17.2.Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board or the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board or the Committee in their discretion determine desirable.
17.3.Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or any of its Affiliates, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.
17.4.Captions; Construction.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement. Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”
17.5.Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
17.6.Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.
17.7.Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
17.8.Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
17.9.Section 409A of the Code.
The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s separation from service (within the meaning set forth in Code Section 409A) will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier).
Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.
Notwithstanding the foregoing, neither the Company, any of its Affiliates, the Board, nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company, any of its Affiliates, the Board, nor the Committee will have any liability to any Grantee for such tax or penalty.
*    *    *
To record adoption of this Plan by the Board as of September 11, 2015 and approval of this Plan by the Company’s shareholders as of November 13, 2015, the Company has caused its authorized officer to execute the Plan.
GENVEC, INC.
By:
Name:	Douglas J. Swirsky
Title:	President, Chief Executive Officer and Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
GENVEC, INC.
November 13, 2015
Notice of Internet Availability of Proxy materials:
The Notice of Meeting and Proxy Statements
are available at http://www.hivedms.com/GENVEC
Please sign, date and mail
your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
To vote by telephone until 11:59 p.m. Eastern Standard Time on November 12, 2015 or request information from Morrow & Co., LLC, you may dial one of the following numbers:

Banks and Brokerage Firms, Please Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
The Board of Directors recommends a vote “FOR” each of the nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4:
Please sign, date and return promptly in the enclosed envelope. Please mark your vote in black or blue ink as shown here: ☒
1.
Election of the nominees of the Board of Directors to serve on the Board of Directors for a term of three years or until their successors are qualified and elected:

☐ For All Nominees	☐ Withhold Authority For All Nominees	☐ For All Except (see instruction below)
Nominees:
☐   Wayne T. Hockmeyer, Ph.D.
☐   Douglas J. Swirsky
☐   Michael Richman
Instructions:
To withhold authority to vote for any individual nominee(s), mark “For All Except” and fill in the box next to the nominee for which you wish to withhold authority.
2.
To approve and adopt an amendment to GenVec, Inc.’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock by 25,000,000, from 30,000,000 to 55,000,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3.
To approve the adoption of the GenVec, Inc. 2015 Omnibus Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐
4.
To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

FOR	AGAINST	ABSTAIN
☐	☐	☐
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Mark this box with an X if you have made comments below. ☐

Sign Here — This section must be completed for your instructions to be executed. Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

GENVEC, INC.
910 Clopper Road, Suite 220N
Gaithersburg, MD 20878
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 13, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Wayne T. Hockmeyer, Ph.D. and Douglas J. Swirsky, and each of them individually, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of GenVec, Inc., a Delaware corporation (“GenVec”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of GenVec to be held on Friday, November 13, 2015, at 8:30 a.m. EST at the Company’s office located at 910 Clopper Road, Suite 260S, Gaithersburg, Maryland 20878.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, OR WHERE NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, AND 4.
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Continued and to be dated and signed on reverse side.